XALTED NETWORKS, INC.

SERIES BB PREFERRED

AND SERIES CC PREFERRED

STOCK PURCHASE AGREEMENT

February 10, 2004

TABLE OF CONTENTS

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SERIES BB PREFERRED STOCK AND SERIES CC PREFERRED STOCK PURCHASE AGREEMENT

THIS SERIES BB PREFERRED STOCK AND SERIES CC PREFERRED STOCK PURCHASE AGREEMENT (this "**Agreement**") is made on the 10th day of February, 2004, by and among Xalted Networks, Inc., a Delaware corporation (the "**Company**"), and the investors listed on Exhibit A hereto (each, an "**Investor**" and collectively, the "**Investors**").

WITNESSETH:

WHEREAS, the Company desires to sell to the Investors, and the Investors desire to purchase from the Company shares of the Company's Series CC Preferred Stock ("Series CC Preferred Stock") on the terms and conditions set forth in this Agreement;

WHEREAS, certain Investors desire to purchase, and the Company agrees to sell, shares of Series BB Preferred Stock in consideration for the cancellation of indebtedness to certain Investors as set forth on Exhibit B pursuant to the terms and conditions previously agreed upon by the parties and memorialized in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual premises contained herein and made pursuant hereto, and good available consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. Purchase and Sale of Stock.

1.1. Sale and Issuance of Series CC Preferred Stock.

(a) The Company shall adopt and file with the Secretary of State of Delaware on or before the Initial Closing (as defined below) the Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit C (the "**Restated Certificate**"), and the Restated Certificate shall be in effect as of the Initial Closing.

(b) Subject to the terms and conditions of this Agreement, each Investor agrees, severally, to purchase at the applicable Closing, as provided herein, and the Company agrees to sell and issue to each Investor at such Closing, that number of shares of the Company's Series CC Preferred Stock set forth opposite each Investor's name on Exhibit A hereto for the purchase price set forth thereon. Payment shall be made in the form of cancellation of indebtedness or cash (by check or wire transfer) in the amount set forth opposite such Investors' name on Exhibit A.

(c) At each Closing as provided herein, the Company shall deliver to each Investor a certificate representing the Series CC Preferred Stock that such Investor is purchasing against payment of the purchase price therefor. Each Investor paying by cancellation of indebtedness shall surrender to the Company for cancellation at the Initial Closing any evidence of such indebtedness and shall execute an instrument of cancellation in form and substance acceptable to the Company.

1.2. Sale and Issuance of Series BB Preferred. Subject to the terms and conditions hereof, the Company will severally issue to certain Investors (the "**Series BB Investors**") and such Series BB Investors will severally receive from the Company, a certain number of shares of Series BB Preferred Stock as set forth opposite such Series BB Investors' name on Exhibit B for the purchase price set forth thereon. Payment shall be made in the form of cancellation of indebtedness or cash (by check or wire transfer) in the amount set forth opposite such Series BB Investors' name on Exhibit B. At the Initial Closing (as defined below), the Company shall deliver to each Series BB Investor a certificate representing the Series BB Preferred Stock that such Series BB Investor is purchasing against payment of the purchase price therefor. Each Series BB Investor paying by cancellation of indebtedness shall surrender to the Company for cancellation at the Initial Closing any evidence of such indebtedness and shall execute an instrument of cancellation in form and substance acceptable to the Company.

1.3. Initial Closing Date. The initial closing of the sale and issuance of the Series BB Preferred Stock and sale and issuance of shares of Series CC Preferred Stock hereunder (the "**Initial Closing**") shall be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California at 3:00 p.m., P.S.T., on February 10, 2004 or at such other time (whether earlier or later) and place upon which the Company and the Purchasers shall agree (the date of the Initial Closing is hereinafter referred to as the "**Initial Closing Date**"). After the Initial Closing, no additional shares of Series BB Preferred Stock shall be issued or sold by the Company.

1.4. Subsequent Closings. Subject to the prior written approval of Investors purchasing a majority of the shares of Series CC Preferred Stock at the Initial Closing, the remaining authorized shares of Series BB Preferred Stock or Series CC Preferred Stock not agreed to be purchased by Investors on the date hereof may be sold at a subsequent closings ("**Subsequent Closings**" and together with the Initial Closing, the "**Closings**") at such places and times as the parties shall mutually agree, but in any event the agreement to purchase such shares must be made not more than sixty (60) days after the Initial Closing. Any such sale shall be made upon substantially the same terms and conditions as those contained herein, and such persons or entities shall become parties to this Agreement, that certain Amended and Restated Investor Rights Agreement dated the date hereof, in the form attached hereto as Exhibit D (the "Investors' Rights Agreement"), that certain Amended and Restated Right of First Refusal and Co-Sale Agreement dated the date hereof, in the form attached hereto as Exhibit E (the "Co-Sale Agreement") and that certain Amended and Restated Voting Agreement dated the date hereof, in the form attached hereto as Exhibit F (the "Voting Agreement"), and shall have the rights and obligations hereunder and thereunder. The Investors' Rights Agreement, the Co-Sale Agreement and the Voting Agreement are sometimes referred to herein collectively as the "**Related Agreements.**"

2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that as of the date hereof, except as set forth on a Schedule of Exceptions (the "**Schedule of Exceptions**") furnished each Investor prior to execution hereof and attached hereto as Exhibit G, which exceptions shall be deemed to be representations and warranties as if made hereunder on the date hereof:

2.1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

2.2. Capitalization and Voting Rights. Immediately prior to the Initial Closing, the authorized capital of the Company shall consist of:

(a) Preferred Stock. Thirty Six Million One Hundred and Fourteen Thousand Nine Hundred and Forty Three (36,114,943) shares of Preferred Stock, par value $0.001, of which (i) One Million One Hundred and Fourteen Thousand Nine Hundred and Forty Three (1,114,943) shares have been designated Series AA Preferred Stock (the "**Series AA Preferred Stock**"), of which One Million One Hundred Twelve Thousand Eight Hundred and Eighty-Two (1,112,882) are issued and outstanding upon the filing of the Restated Certificate and prior to the Initial Closing, (ii) Twenty Million (20,000,000) shares have been designated Series BB Preferred Stock (the "**Series BB Preferred Stock**"), none of which are issued and outstanding upon the filing of the Restated Certificate and prior to the Initial Closing, and (iii) Fifteen Million (15,000,000) shares have been designated Series CC Preferred Stock, none of which are issued upon the filing of the Restated Certificate and prior to the Initial Closing. The Series AA Preferred Stock, Series BB Preferred Stock and Series CC Preferred Stock are collectively referred to herein as the "**Preferred Stock**". The rights, privileges and preferences of the Preferred Stock are as stated in the Company's Restated Certificate.

(b) Common Stock. Forty Seven Million (47,000,000) shares of common stock, par value $0.001 (the "**Common Stock**") are authorized, of which (i) One Hundred Sixty Thousand and Sixty Two (165,062) shares are issued and outstanding, (ii) Twenty Five Thousand (25,000) shares are reserved for issuance to employees, officers, directors and consultants under the Company's 2000 Stock Option/Stock Issuance Plan (the "2000 Plan") and Six Million Eight Hundred and Two Thousand (6,802,000) shares are reserved for issuance to employees, officers, directors and consultants under the Company's 2003 Stock Plan (the "2003 Plan"), and (iii) Thirty Six Million One Hundred Fourteen Thousand Nine Hundred and Forty-Three (36,114,943) shares are reserved for future issuance upon conversion of the Preferred Stock. Of the 25,000 shares reserved for issuance under the 2000 Plan, (a) options to purchase 2,114 shares of Common Stock are currently outstanding and (b) 18,808 shares of Common Stock remain available for issuance under the 2000 Plan. Of the 6,802,000 shares reserved for issuance under the 2003 Plan, all of the shares of Common Stock remain available for issuance under the 2003 Plan.

(c) The outstanding shares of Common Stock and Preferred Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

(d) Except for (i) the conversion privileges of the Preferred Stock, (ii) the rights provided in the Investors' Rights Agreement and in the Right of First Refusal and Co-Sale

Agreement, (iii) currently outstanding options to purchase 2,114 shares of Common Stock granted pursuant to the Plan, and (iv) warrants to purchase 2,055 shares of Series AA Preferred Stock, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding, and to the knowledge of the Company there is no agreement or understanding between any persons and/or entities, that affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

(e) Immediately after the Initial Closing, each outstanding share of Series AA Preferred Stock, Series BB Preferred Stock and Series CC Preferred Stock will be convertible into one share of Common Stock.

2.3. Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

2.4. Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder and the authorization (or reservation for issuance), sale and issuance of the Series BB Preferred Stock and Series CC Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series CC Preferred Stock and Series BB Preferred Stock has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

2.5. Valid Issuance of Preferred and Common Stock. The Series BB Preferred Stock and Series CC Preferred Stock that is being purchased by the Investors (including the Series BB Investors) hereunder, when issued, sold and delivered in accordance with the terms of this Agreement and the Restated Certificate for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement, Related Agreements and applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series BB Preferred Stock and Series CC Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement, the Related Agreements and applicable state and federal securities laws.

2.6. Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement and the Related Agreements,

except for such filings required pursuant to applicable federal and state securities laws and blue sky laws, which filings will be effected within the required statutory period.

2.7. Offering. Subject in part to the truth and accuracy of each Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Series BB Preferred Stock and Series CC Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the "**Act**"), and the qualification or registration requirements of applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

2.8. Litigation. There is no action, suit, proceeding or investigation pending, or to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement, the Related Agreements, or the right of the Company to enter into such agreements or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any material adverse changes in the business, assets or condition of the Company, financially or otherwise, or any change in the current equity ownership of the Company. The foregoing includes, without limitation, any action, suit, proceeding or investigation pending or currently threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques that are proprietary to any of their former employers, their obligations under any agreements with prior employers, or their obligations under any agreements with prior employers, in each such case if such action, suit proceeding or investigation might result, either individually or in the aggregate, in any material adverse changes in the business, assets or condition of the Company, financially or otherwise, or any change in the current equity ownership of the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

2.9. Proprietary Information and Inventions Agreements. Each employee, officer and consultant of the Company has executed a Proprietary Information and Inventions Agreement in substantially one of the forms attached hereto as Exhibit H.

2.10. Patents and Trademarks. To the best of its knowledge (but without having conducted any special investigation or search), the Company possesses all patents, patent rights, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights and copyrights (collectively, the "**Intellectual Property**") necessary for its business without any conflict with or infringement of the valid rights of others and the lack of which could materially and adversely affect the operations or condition, financial or otherwise, of the Company, and the Company has not received any notice of infringement upon or conflict with the asserted rights of others. To the best of its knowledge, the Company has the right to use its proprietary information free and clear of any rights, liens, encumbrances or claims of others, except that the possibility exists that other persons may have independently developed trade secrets or technical information similar or identical to those of the Company. The Company is not aware of any such independent development nor of any misappropriation of its proprietary information. The Company is not aware that any of its employees is obligated under any contract (including

licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business. The Company does not reasonably believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

2.11. Compliance with Other Instruments. The Company is not in violation in any material respect of any provision of its Restated Certificate or Bylaws nor, to its knowledge, in any material respect of any instrument, judgment, order, writ, decree or contract, statute, rule or regulation to which the Company is subject and a violation of which would have a material adverse effect on the condition, financial or otherwise, or operations of the Company. The execution, delivery and performance of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby will not result in any such violation, or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

2.12. Agreements; Action.

(a) Except for this Agreement, the Related Agreements or any other agreements explicitly contemplated hereby, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

(b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to the Company, in excess of $15,000, other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, other than licenses arising from the purchase of "off the shelf" or other standard products.

(c) The Company has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or Series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $15,000 or, in the case of indebtedness and/or liabilities individually less than $15,000, in excess of $50,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights.

(d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

2.13. Related-Party Transactions. Except as set forth in the Schedule of Exceptions, no employee, officer or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

2.14. Financial Statements. The Company has made available to each Investor its unaudited balance sheet as of December 19, 2003 (the "**Balance Sheet Date**") and its unaudited statements of income and cash flows for the three month period ending September 30, 2003 (the "**Financial Statements**"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of unaudited Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the Balance Sheet Date and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

2.15. Changes. Since the Balance Sheet Date there has not been:

(a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse to the Company;

(b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

(c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

(d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

(e) any material change to a material contract, agreement or arrangement by which the Company or any of its assets is bound or subject;

(f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

(g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

(h) any resignation or termination of employment of any officer or key employee of the Company; and the Company is not aware of any impending resignation or termination of employment of any such officer or key employee;

(i) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, other than sales of products and services and licenses in the ordinary course of business and consistent with past practice and except for liens for taxes not yet due or payable;

(j) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of business;

(k) any declaration, setting aside or payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company, other than repurchases of shares of capital stock pursuant to the Plan;

(l) to the Company's knowledge, any other event or condition of any character that might materially and adversely affect the business, properties or financial condition of the Company;

(m)any receipt of notice by the Company that there has been a loss of, or material order cancellation by, any major customer of the Company (as such business is presently conducted and as it is proposed to be conducted); or

(n) any agreement or commitment by the Company to do any of the things described in this Section 2.15.

2.16. Tax Returns. The Company has timely filed all material tax returns and reports (federal, state and local) as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "**Code**"), to be treated as an S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code. The Company does not have a tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax. None of the Company's federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. The Company has withheld or collected

from each payment made to each of its employees, the amount of all taxes, including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

2.17. Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

2.18. Title to Property and Assets. The property and assets the Company owns are owned by the Company free and clear of all mortgages, liens, loans and encumbrances, except (i) for statutory liens for the payment of current taxes that are not yet delinquent, and (ii) for liens, encumbrances and security interests that arise in the ordinary course of business and minor defects in title, none of which, individually or in the aggregate, materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in material compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses (i) and (ii) above.

2.19. Employee Benefit Plans. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

2.20. Disclosure. The Company has provided each Investor with or made available all of the information reasonably available to it without undue expense that such Investor has requested for deciding whether to purchase the Series CC Preferred Stock and/or Series BB Preferred Stock. and all information that the Company believes is reasonably necessary to enable such Investor to make such decision. To the best of the Company's knowledge after reasonable investigation, neither this Agreement nor any other agreements, written instruments or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

2.21. Section 83(b) Elections. To the best of the Company's knowledge, all individuals who have purchased shares of the Company's Common Stock under agreements that provide for the vesting of such shares have filed timely elections under Section 83(b) of the Internal Revenue Code and any analogous provisions of applicable state tax laws.

2.22. Minute Book. The copy of the minute book of the Company provided to or made available for special counsel for the Investors contains minutes of all meetings of directors and stockholders since May 17, 2002 and all actions by written consent without a meeting by the directors and stockholders since May 17, 2002 and accurately reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes in all material respects.

2.23. Qualified Small Business Stock. As of and immediately following the date hereof, the Company believes it meets all of the requirements for qualification as a "qualified small business" set forth in Section 1202(d) of the Internal Revenue Code of 1986, as amended (the "Code"), including without limitation the following: (i) the Company will be a domestic C corporation and (ii) the Company's aggregate gross assets, as defined by Code Section 1202(d)(2), at no time between August 10, 1993 through the date hereof, have exceeded $50 million, taking into account the assets of any corporations required to be aggregated with the Company in accordance with Code Section 1202(d)(3). In addition, the Company has not made any purchases of its own stock described in Code Section 1202(c)(3)(B) during the one year period preceding the date hereof. Finally, as of the date hereof, the Company is an eligible corporation, as defined by Code Section 1202(e)(4).

3. Representations and Warranties of the Investors. Each Investor hereby represents, warrants and covenants that:

3.1. Authorization. Such Investor has full power and authority to enter into this Agreement and such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

3.2. Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Series CC Preferred Stock and/or Series BB Preferred Stock to be received by such Investor (including shares of Series CC Preferred Stock and/or Series BB Preferred Stock received pursuant to the Exchange Right) and the Common Stock issuable upon conversion thereof (collectively, the "**Securities**") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

3.3. Disclosure of Information. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Series CC Preferred Stock and/or Series BB Preferred Stock. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series CC Preferred Stock and/or Series BB Preferred Stock and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

3.4. Investment Experience. Such Investor is an investor in securities of companies in the development stage and acknowledges that it can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series CC Preferred Stock and/or Series BB Preferred Stock. If other than an individual, such Investor also represents it has

not been organized for the purpose of acquiring the Series CC Preferred Stock and/or Series BB Preferred Stock.

3.5. Accredited Investor. Such Investor has read and is familiar with the definition of "accredited investor" within the meaning of Securities and Exchange Commission ("**SEC**") Rule 501 of Regulation D, as presently in effect, and such Investor is an "accredited investor" as so defined.

3.6. Restricted Securities. Such Investor understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Act only in certain limited circumstances. In the absence of an effective registration statement covering the Securities (or the Common Stock issued on conversion thereof) or an available exemption from registration under the Act, the Series BB Preferred Stock and Series CC Preferred Stock (and any Common Stock issued on conversion thereof) must be held indefinitely. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act, including without limitation the Rule 144 condition that current information about the Company be available to the public. Such information is not now available and the Company has no present plans to make such information available.

3.7. Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and:

(a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a reasonable statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

(c) Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer (i) by an Investor to any of its affiliated entities or (ii) by an Investor that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, provided that, in each case, the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

3.8. Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following or comparable legends:

(a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

(b) Any legend required by the securities laws of any state or other governmental or regulatory agency having authority over the issuance of the Securities.

4. Conditions of Investors' Obligations at Initial Closing. The obligations of each Investor under Section 1 of this Agreement are subject to the fulfillment on or before the Initial Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

4.1. Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Initial Closing with the same effect as though such representations and warranties had been made on and as of the date of the Initial Closing.

4.2. Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Initial Closing.

4.3. Compliance Certificate. The President of the Company shall deliver to each Investor, upon request, at the Initial Closing a certificate stating that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

4.4. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Initial Closing.

4.5. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Initial Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

4.6. Opinion of Company Counsel. The Investors shall have received an opinion from Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Company, dated as of the Initial Closing, substantially in the form attached hereto as Exhibit I.

4.7. Investors' Rights Agreement. The Company, the Investors and the requisite number of other parties necessary to effectuate the amendment and restatement of the Investor's Rights Agreement shall have entered into the Investors' Rights Agreement in the form attached hereto as Exhibit D hereto.

4.8. Co-Sale Agreement. The Company, the Investors and the requisite number of other parties necessary to effectuate the amendment and restatement of the Co-Sale Agreement shall have entered into the Co-Sale Agreement in the form attached hereto as Exhibit E.

4.9. Voting Agreement. The Company, the Investors and the requisite number of other parties necessary to effectuate the amendment and restatement of the Voting Agreement shall have entered into the Voting Agreement in the form attached hereto as Exhibit F.

4.10. Resignation and Appointment of Board Members. Tim Phillips shall have resigned from the Board of Directors of the Company prior to the Initial Closing and Bob Kondamoori, C.N. Reddy and Ravi Chiruvolu shall be appointed to the Board of Directors, effective upon the Initial Closing.

4.11. Section 144 of the Delaware General Corporation Law. The approval of the transaction by the Board of Directors and the stockholder shall have been made in compliance with Section 144 of the Delaware General Corporation Law.

4.12. Minimum Purchase. Investors must agree to purchase in the aggregate a minimum of $4,000,000 of Series CC Preferred Stock for cash or cancellation of indebtedness and $4,091,625 of Series BB Preferred Stock for cancellation of indebtedness.

4.13. Creditor settlements. Settlements with outside creditors satisfactory to Charter Ventures IV, L.P. shall have been signed.

5. Reserved.

6. Conditions of the Company's Obligations at Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions by that Investor:

6.1. Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the applicable Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

6.2. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the securities pursuant to this Agreement shall be duly obtained and effective as of the applicable Closing.

6.3. Investors' Rights Agreement. The Company, the Investors and the requisite number of other parties necessary to effectuate the amendment and restatement of the Investor's Rights Agreement shall have entered into the Investors' Rights Agreement in the form attached hereto as Exhibit D hereto.

6.4. Co-Sale Agreement. The Company, the Investors and the requisite number of other parties necessary to effectuate the amendment and restatement of the Co-Sale Agreement shall have entered into the Co-Sale Agreement in the form attached hereto as Exhibit E.

6.5. Voting Agreement. The Company, the Investors and the requisite number of other parties necessary to effectuate the amendment and restatement of the Voting Agreement shall have entered into the Voting Agreement in the form attached hereto as Exhibit F.

6.6. Section 144 of the Delaware General Corporation Law. The approval of the transaction by the Board of Directors and the stockholder shall have been made in compliance with Section 144 of the Delaware General Corporation Law.

7. Miscellaneous.

7.1. Survival. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and all Closings.

7.2. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.3. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

7.4. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten days advance written notice to the other parties hereto.

7.6. Finder's Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company and each other Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees or representatives is responsible. The Company agrees to

indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

7.7. Expenses. Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If the Closing is effected, the Company shall pay immediately following the Closing, and upon receipt of a bill, the reasonable fees and expenses of GCA Law Partners LLP, special counsel to Charter Ventures IV, L.P., not to exceed $25,000 in the aggregate.

7.8. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock not previously sold to the public that is issued or issuable upon conversion of the Series BB Preferred Stock and Series CC Preferred Stock sold pursuant to this Agreement. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities and the Company. Notwithstanding the above, additional Investors may be added to this Agreement and the Related Agreements for a period of up to 180 days after the date hereof with the Company's consent, and each such additional Investor shall become a party to this Agreement, upon execution and delivery to the Company of the signature pages hereto.

7.9. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.10. Aggregation of Stock. All shares of the Preferred Stock or Common Stock issued upon conversion thereof held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

7.11. Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

7.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.13. Facsimile. This Agreement may be signed by facsimile.

7.14. Waiver of Conflicts. Each party to this Agreement acknowledges that Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Company, has in the past and may continue in the future to perform legal services for certain of the Investors in matters unrelated to the transactions described in this Agreement, including the representation of such Investors in venture capital financings. Accordingly, each party to this Agreement hereby (i) acknowledges that they have had an opportunity to ask for information relevant to this disclosure, (ii) acknowledges that Wilson Sonsini Goodrich & Rosati, P.C. represented the Company in the transaction contemplated by this Agreement and has not represented any individual Investor or any individual stockholder or employee of the Company in connection with such transaction, and (iii) gives its informed consent to the representation by Wilson Sonsini Goodrich & Rosati, P.C. of certain of the Investors in such unrelated matters and the representation by Wilson Sonsini Goodrich & Rosati, P.C. of the Company in connection with this Agreement and the transactions contemplated hereby.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

XALTED NETWORKS, INC.

____
(Please print name or type name)

PRATAP KONDAMOORI
(Signature)

CEO
(Title)

[Signature Page to Stock Purchase Agreement]

INVESTORS:

ALLIANCE VENTURES V, LP
By Alliance Venture Management, LLC

VR Ranganath
(Please print name or type name)

[signature]
(Signature)

President
(Title, if applicable)

[Signature Page to Stock Purchase Agreement]

INVESTORS:

CHARTER VENTURES IV, L.P.
(Please print name or type name)

(Signature)

____
(Title, if applicable)

[Signature Page to Stock Purchase Agreement]

INVESTORS:

CHARTER ENTREPRENEURS FUND II, L.P.
(Please print name or type name)

[signature]
(Signature)

(Title, if applicable)

INVESTORS:

CHARTER ADVISORS FUND IV, L.P.
(Please print name or type name)

[signature]
(Signature)

____
(Title, if applicable)

[Signature Page to Stock Purchase Agreement]

INVESTORS:

Empire Capital Partners
(Please print name or type name)

[signature]
(Signature)

General Partner
(Title, if applicable)

[Signature Page to Stock Purchase Agreement]

INVESTORS:

GALAXY VENTURE PARTNERS II, LLC

VR Ranganath
(Please print name or type name)

V. R R
(Signature)

Managing Member
(Title, if applicable)

INVESTORS:
Glenbrook Capital, L.P.

Grover T. Wickersham
(Please print name or type name)

Grover T. Wickersham
(Signature)

GP
(Title, if applicable)

[Signature Page to Stock Purchase Agreement]

INVESTORS:

Raj S. Judge

(Please print name or type name)

(Signature)

(Title, if applicable)

[Signature Page to Stock Purchase Agreement]

INVESTORS:

OXCAL VENTURE FUND LP
BY OXCAL VENTURE CORP
ITS GP BY ITS PRES.
STEVEN BIRNBAUM

(Please print name or type name)

(Signature)

(Title, if applicable)

[Signature Page to Stock Purchase Agreement]

INVESTORS:

Tim Phillips
(Please print name or type name)

Tim Phillips
(Signature)

(Title, if applicable)

[Signature Page to Stock Purchase Agreement]

INVESTORS:

SOLAR VENTURE PARTNERS, LP

VR Ranganath
(Please print name or type name)

V. R. R.
(Signature)

General Partner
(Title, if applicable)

INVESTORS:

WS Investment Company, LLC (2004A)

____
(Please print name or type name)

Ray S. Tindy
(Signature)

MEMBER
(Title, if applicable)

[Signature Page to Stock Purchase Agreement]

EXHIBIT A

311851

Schedule of Series CC Preferred Stock Investors
$0.674 per share

Initial Closing: February 10, 2004

Holder	Principal Amount of Indebtedness	Accrued Interest	Cash Consideration	Total Consideration	Number of Shares of Series CC Issued
Charter Ventures IV, L.P. 525 University Avenue, Suite 1400 Palo Alto, CA 94301 Attn: Andy Klatt	$1,342,826.00	$40,226.97	$561,598.79*	$1,944,651.76	2,885,240
Charter Entrepreneurs Fund IV, L.P. 525 University Avenue, Suite 1400 Palo Alto, CA 94301 Attn: Andy Klatt	$43,465.20	$1302.08	$29,193.82	$73,961.10	109,734
Charter Advisors Fund IV, L.P. 525 University Avenue, Suite 1400 Palo Alto, CA 94301 Attn: Andy Klatt	$13,708.80	$410.67	$9,207.39	$23,326.86	34,609
Alliance Ventures V, L.P. C/o Alliance Venture Management, LLC 2575 Augustine Drive Santa Clara, CA 75025 Attn: V. R. Ranganath	$650,081.00	$18,641.00	$1,149,919.00	$1,818,641.00	2,698,280
Empire Capital Partners One Gorman Island, 2nd Floor Westport, CT 06880	$145,563.00	$5,360.00	$305,000.00	$455,923.00	676,443
Glenbrook Capital, L.P. 430 Cambridge Avenue, Suite 100 Palo Alto, CA 94306	$200,000.00	$2,104.00		$202,104.00	299,857
Phillips and Associates 3128 Charring Cross Plano, TX 75025 Attn: Tim Phillips			$50,000.00**	$50,000.00**	74,183
WS Investment Company, LLC (2004A) 650 Page Mill Road Palo Alto, CA 94304			$22,500.00	$22,500.00	33,382
Sanjeev Judge C/o WSGR 650 Page Mill Road Palo Alto, CA 94304			$2,500	$2,500	3,709
Totals	$2,395,644.00	$68,044.72	$2,129,919.00	$4,593,607.72	6,815,437

*Charter Ventures IV, L.P. has elected to have $69,435.07 in expenses owed by the Company (which was to be paid at the initial closing to Charter) applied towards its cash consideration obligations of $561,598.79 as set forth above.

**The Company has agreed to grant Phillips and Associates $50,000 worth of Series CC Preferred Stock pursuant to the Consulting Services Agreement between the Company and Phillips and Associates made as of September 5, 2003 in exchange for services rendered.

EXHIBIT B

Schedule of Series BB Preferred Stock Investors
$0.22 per share

Initial Closing: February 10, 2004

Creditor	Principal Amount of Indebtedness	Accrued Interest	Total	Shares of Series BB Preferred Stock Issued in Exchange for Cancellation of Principal and Accrued Interest Owed by Company
Charter Ventures IV, L.P. 525 University Avenue, Suite 1400 Palo Alto, CA 94301 Attn: Andy Klatt	$2,084,618.43	$178,055.35	$2,262,673.78	10,284,880
Charter Entrepreneurs Fund IV, L.P. 525 University Avenue, Suite 1400 Palo Alto, CA 94301 Attn: Andy Klatt	$79,284.47	$6772.00	$86,056.47	391,165
Charter Advisors Fund IV, L.P. 525 University Avenue, Suite 1400 Palo Alto, CA 94301 Attn: Andy Klatt	$25,006.10	$2,135.87	$27,141.97	123,372
Alliance Ventures V, LP C/o Alliance Venture Management, LLC 2575 Augustine Drive Santa Clara, CA 75025 Attn: V. R. Ranganath	$750,000.00	$64,967.00	$814,967.00	3,704,395
Galaxy Venture Partners II, LLC 5954 Glen Eagles Circle San Jose, CA 95138	$425,000.00	$16,499.00	$441,499.00	2,006,813
Solar Venture Partners, L.P. 5954 Glen Eagles Circle San Jose, CA 95138	$250,000.00	$19,269.00	$269,269.00	1,223,950
Empire Capital Partners One Gorman Island, 2nd Floor Westport, CT 06880	50,000 $350,000.00	$21,851.00	$371,851.00	1,690,231
Glenbrook Capital, L.P. 430 Cambridge Avenue, Suite 100 Palo Alto, CA 94306	$34,425.00	$1,577.00	$36,002.00	163,645
OxCal Venture Fund 17308 Avenida de la Herradura Pacific Palisades, CA 90272	$57,375.00	$2,628.00	$60,003.00	272,740
Totals:	$4,055,709.00	$313,754.22	$4,369,463.22	19,861,191

350000
21,851
371851

EXHIBIT C

Amended and Restated Certificate of Incorporation

(See Tab 7)

EXHIBIT D

Form of Amended and Restated Investors' Rights Agreement

(See Tab 9)

EXHIBIT E

Form of Amended and Restated Right of First Refusal and Co-Sale Agreement

(See Tab 10)

<u>EXHIBIT F</u>

Form of Amended and Restated Voting Agreement

(See Tab 11)

EXHIBIT G

Schedule of Exceptions

EXHIBIT G

Schedule of Exceptions to Representations And Warranties

This Schedule of Exceptions, dated as of February 10, 2004, is made and given pursuant to Section 2 of the Xalted Networks (the "Company") Series BB and CC Preferred Stock Purchase Agreement, as amended, of even date herewith (the "Agreement"). The paragraph numbers in this Schedule of Exceptions correspond to the paragraph numbers in the Agreement; however, any information disclosed herein under any paragraph number shall be deemed to be disclosed and incorporated into any other paragraph number under the Agreement to the extent such disclosure on its face would reasonably be deemed to apply. Any terms defined in the Agreement shall have the same meaning when used in this Schedule of Exceptions as when used in the Agreement unless the context otherwise requires.

2.1 Organization, Good Standing and Qualification

None

2.2 Capitalization and Voting Rights

(c) Empire Capital Partners holds 55,033 shares of Common Stock (on a pre-reverse split basis) and 1,186,705 shares of Series C Preferred Stock (on a pre-reverse split basis) that were issued in reliance upon the exemption set forth in Section 36(b)-21(b)(10) of the Connecticut Uniform Securities Act and Section 4(2) of the Securities Act of 1933. Regulations enacted by the State of Connecticut governing Section 36(b)-21(b)(1) call for the Company to have provided a prefiling notice and check for $150.00 when relying on the above referenced exemption. The Company is not aware of whether such notice was ever provided to the State of Connecticut.

(d) The Company entered into a Confidential Termination Agreement and Mutual General Release dated December 16, 2003 with Tim Phillips. Pursuant to that agreement, the Company has agreed to cancel $30,000 of indebtedness owed by Mr. Phillips to the Company in exchange for termination of Mr. Phillips employment agreement with the Company and a release from the Company's obligations to make payment of all wages currently owed under his employment agreement.

Mr. Manikonda and Mr. Kondamoori have agreed pursuant to a certain side letter, dated December 19, 2003, which amends and restates in its entirety a certain May 1, 2002 agreement between Mr. Manikonda and Xalted Networks, Inc., that they will transfer all of their respective ownership interests in Xalted Information Systems, Pvt. Ltd. ("XNI") to the Company or intermediate company wholly-owned by the Company in exchange for (i) the reimbursement of any loans made to XNI and documents out-of-pocket costs incurred in connection with the organization of XNI that have not been repaid along with interest on such loans which shall accrue at 6% per annum. Mr. Manikonda and Mr. Kondamoori further agree that the Company shall have the right to make such payment in the form of shares of Series CC Preferred Stock with a value of $.674 per share. As of January 27, 2004, Mr. Manikonda has provided XNA with loans with a principal amount of $298,489.00 at 6% interest per annum beginning on May 1, 2002.

According to an agreement between the Company and WSGR, WSGR will cancel $25,000 in accrued fees in exchange for shares of Series CC Preferred Stock.

2.3 Subsidiaries

The Company purchased two million shares of Series B Preferred Stock of SysteamUS, Inc. ("SysteamUS") on August 8, 2003 at a price of $0.50 per share. The Company agreed to secure purchasers for an additional two million shares of Series B Preferred Stock at $0.50 per share and to purchase the balance of the two million shares not committed to by additional purchasers. The Company will invest not more than $375,000 of the proceeds of this investment towards this purchase, the balance being contributed by the Company's affiliated investors. Pursuant to this transaction, the Company will hold 39% of SysteamUS on a fully-diluted basis.

The Company has a consulting and license agreement with Xalted Information Systems Ltd. ("XNI") pursuant to which XNI provides the Company with software consulting. XNI and the Company have agreed to enter into a side agreement whereby Bob Kondamoori and Raj Manikonda will transfer all of their shares of XNI to the Company.

See disclosure in Section 2.2(d) regarding XNI.

2.4 Authorization

None

2.5 Valid Issuance of Preferred and Common Stock

None

2.6 Governmental Contracts

None

2.7 Offering

None

2.8 Litigation

Citicorp Vendor Finance ("Citicorp"): Citicorp sued the Company for approximately $154,000 in payments related to a buy-back lease for test equipment signed by the Company. The Company has reached a settlement with Citicorp Vendor Finance for a settlement amount of $144,000 payable in 4 equal monthly installments which started December 5, 2003. If we are unable to make such payments, then the Company will be considered to be in violation of this agreement. The Company made its first payment of $36,000 on December 5, 2003, a second payment of $36,000 on January 5, 2004 and a third payment of $36,000 on February 4, 2004.

The Company owes certain ex-employees wages due for the bi-monthly period ending July 5, 2003. While the company has substantially paid these obligations, the Company still owes approximately $28,000 in wages due plus payroll taxes of approximately $5,000 on such wages. To the extent that the Company cannot or will not pay these wages to ex-employees, there exists the possibility the ex-employees will sue the Company for these wages.

Certain ex-employees claim that the Company owes them wages that were withheld as deferred compensation as part of a 10% reduction in wages instituted by the Company due to cash flow problems. While there is no documentation of the deferrals and no board resolution authorizing such deferrals, the Company, prior to the appointment of present management, accounted for this 10% reduction in salary as a deferral. The Company has represented to the Texas Workforce Commission that such deferred salary, while not documented, could be payable upon the completion of at least a $5,000,000 round of venture financing. To the extent that the Company cannot or will not pay these wages to ex-employees, there exists the possibility the ex-employees will sue the Company for the disputed amount.

An ex-employee named James Dickerson has claimed the above mentioned deferred wages amounting to $11,942.31 through an appeal filed with the Texas Workforce Commission. A preliminary hearing has been scheduled for February 17, 2004 to resolve this issue.

The Company owes Pirola Pennuto Zei & Associati ("Pirola") Euros 52,482 in connection with its purchase of Series B Preferred Stock of SysteamUS. Pirola has e-mailed the Company that it will potentially pursue legal steps to recover those fees if payment is not made. SysteamUS has made a $10,000 payment to forestall any legal actions by Pirola.

Each of the liabilities referenced above in this Section 2.8 is reflected in (and not in addition to) the liabilities shown on the Company's balance sheet as of February 10, 2004, which is attached to this Schedule of Exceptions as Attachment 1 (the "Balance Sheet").

2.9 Proprietary Information and Inventions Agreements

None

2.10 Patents and Trademarks

None

2.11 Compliance with Other Instruments

None.

2.12 Agreements; Action

All amounts described in more detail below in this Section 2.12 are included within (and not in addition to) the liabilities reflected on the Balance Sheet except for (i) the commitment of the Company to purchase not more than $375,000 worth of additional shares of SysteamUS, (ii) the commitment to pay Mr. Manikonda $289,489.00 plus accrued interest as described in Section 2.2(d)

of this Schedule of Exceptions, (iii) approximately $36,000 of fees accrued to WSGR since they have not been invoiced, and (iv) the contingent liabilities set forth in the Corona Agreement referenced in this section of the disclosure schedule.

Charter Ventures and the Trustee in Bankruptcy for Corona Networks, Inc. entered into an agreement in December 2003 whereby Charter Ventures acquired all of the intellectual property of Corona Networks for $110,000.00. Pursuant to the terms of the Agreement, the Company paid the trustee the $110,000.00 and in consideration, Charter is required to either license or assign the intellectual property rights to Xalted. In addition, in the event Xalted licenses the Corona intellectual property to any third party, Xalted will be required to pay 50% of the consideration received with respect to the license to the Trustee, up to a maximum of $100,000.

The Company issued subordinated promissory notes of $200,000 each to Charter Ventures and Glenbrook Capital in December 2003. The Company issued subordinated promissory notes of $150,080.88 to Alliance Ventures in February 2004.

The Company and WSGR have agreed on a settlement of fees whereby the majority of fees will be paid at the initial closing.

The Company has a commitment to invest not more than $375,000 in SysteamUS. The Company has already invested a million dollars to date. See Section 2.3 for additional details.

The Company owes secured and unsecured creditors a total of approximately $6.5 million in loans. The principal of and interest on these loans are listed on Exhibits A and Exhibits B (other than loans from SysteamUS, in the amount of $52,000 and Euros10,000 which are interest free short term loans) to the Agreement and will be converted into Series BB and Series CC Preferred Stock at the Initial Closing.

As of February 10, 2004, the Company owed an additional $382,000 in accrued interest related to these loans.

The Company owes ex-employees approximately $134,000 in wages and deferred wages and severance benefits. Of this amount approximately $78,000 are related to deferred wages from a 10% reduction in pay that the ex-employees claim management made a verbal promise to repay. However, there is no written communication regarding the date of repayment and the Company has made representations to the Texas Workforce Commission that such payments are not due until the Company completes a venture financing round of at least $5,000,000.

If and when such payments are made by the Company, it is estimated that the Company would owe approximately $10,276 in payroll taxes on the distribution.

The Company may owe payroll taxes on the $50,000 worth of Series CC stock that was granted to Mr. Tim Phillips as part of his settlement of past due wages with the Company.

The Company is in discussions with YPoint Capital, Inc. about payments for services rendered by Mr. Div Harish over and above the contractual requirement of 24 hours per week. Per requests from Mr. Bob Kondamoori, Mr. Div Harish provided almost round the clock support as the

Interim CFO for the MIC deal, the restructuring and clean-up of debts with creditors and the balance sheet, multiple bridge loans and the Series BB&CC financing. In light of this, YPoint Capital and Bob Kondamoori are having discussions to come to an agreement about the appropriate compensation for these additional services requested by Xalted and provided by YPoint Capital.

The Company entered into consulting agreements with two former Corona service providers which have a cap of $8,000 per month. Currently the December invoice for one of the consultants was $1,750 and $0 for the other.

See disclosure in Section 2.2(d) of this Schedule of Exceptions.

The Company owed as of February 8, 2004 the following parties funds related to purchases of products or services by the Company:

Wilson Sonsini Goodrich & Rosati:	$500,000.00
Citicorp Vendor Finance:	$36,000 pursuant to a lease settlement. The Company has three remaining payments on this obligation.
	$30,095 additional lease obligation for office equipment.
Brobeck, Phleger & Harrison:	$79,578 (Disputed Amount)
Charter Venture IV L.P.	$69,435.07 (Expense reimbursements)
Pirola Pennuto Zei & Associati:	Euros 43,928 (SysteamUS fees, Euros 10K paid by Systeam)
SysteamUS	Euros 10,000 & $52,000
GTW Law	$30,000 (SysteamUS legal fees)
GCA Law Partners	$23, 768 (Series CC legal fees)
Krishna Vishwanadham	$22,109 (Fees for Dec/Jan & Expense Reimb.)
Farrow, McMahon & Rasmussen:	$20,735 (legal expenses)
Price Waterhouse Coopers:	$20,311 (Systeam transaction fees)
Bob Connolly:	$19,343 (Fees for Nov/Dec 2003, Jan 2004)
Savastra Systems	$15,200 (Fees for Nov/Dec 2003)
Raj Manikonda	$13,248 (Fees Jan 2004 and expenses)
YPoint Capital, Inc.	12,500 (Consulting Fees for Nov & Dec 2003)

Narendra Dhara	$ 8,250 (Corona Consulting)
Hal Lasky:	$7,227.50 (legal fees for bankruptcy)
Parkway Plaza	$ 6,815 (Rent for February 2004)
Shyam Gettu	$ 5000 (Jan 2004 Fees)
All other creditors with amounts owed less than $5000:	approximately $17,500 in the aggregate.

2.13 Related Party Transactions

Mr. Rajendra Manikonda is an officer of Xalted Networks, Inc. ("XNA") and is also an officer and shareholder of Xalted Information Systems Ltd. ("XNI"). XNA has a consulting and licensing agreement with XNI pursuant to which XNI offers software development solutions.

Mr. Pratap ("Bob") Kondamoori, the CEO of Xalted Networks is also a Venture Partner at Charter Ventures – one of the venture investors in Xalted Networks. Bob is on a leave of absence from Charter currently and is the full time CEO of Xalted Networks.

2.14 Financial Statements

None

2.15 Changes

None

2.16 Tax Returns

None

2.17 Permits

None

2.18 Title to Property and Assets

Citicorp Vendor Finance may have liens on certain test equipment that were pledged as collateral pursuant to a lease buy back arrangement. As part of the settlement, the Company will get all such liens cancelled and the property will become the fully owned property of Xalted Networks.

2.19 Employee Benefit Plans

The Company had a 401(k) plan in place until October 31, 2003. This plan was terminated and all the funds in the plan were rolled over into employee retirement accounts or were disbursed according to instructions from current and ex-employees.

2.20 Disclosure

The Company filed for Chapter 11 Bankruptcy Protection on July 5, 2002. The filing was dismissed on January 23, 2003 because the debtor-in-possession did not file and confirm a plan of reorganization. All the creditors that existed pre-filing remained as creditors post filing. The Company has negotiated settlements with a number of these creditors. With the exception of the Company's commitment to purchase additional shares of SysteamUS, all other obligations that remain outstanding (including without limitation those outstanding under existing settlements) are included in the accounts payable section of the Balance Sheet.

2.21 Section 83(b) Elections

None

2.22 Minute Books

None

2.23 Qualified Small Business Stock

None

Attachment 1

Balance Sheet

Xalted Networks, Inc.
Balance Sheet
As of February 10, 2004

	Feb 10, 04
ASSETS	
Current Assets	
Checking/Savings	
0010 · Cash	
0015 · Wells Fargo - Operating	37,999.47
Total 0010 · Cash	37,999.47
Total Checking/Savings	37,999.47
Other Current Assets	
0400 · Prepaid	
0455 · Prepaid India Contract Labor	140,000.00
0460 · Prepaid Consulting	1,000.00
0470 · Prepd Computer Svc Agrmnts	1,299.72
0490 · Prepaid Legal Counsel	300.00
Total 0400 · Prepaid	142,599.72
0501 · Deposits	6,800.00
0550 · Employee Travel Advance	
0555 · Employee Advance, Connolly, Bob	142.71
Total 0550 · Employee Travel Advance	142.71
0580 · Other Receivables	32,300.00
Total Other Current Assets	181,842.43
Total Current Assets	219,841.90
Fixed Assets	
0690 · Engineering Test Equipment	187,778.88
0699 · Capital Lease Equipment	538,793.26
0720 · Computer Hardware	615,511.96
0725 · Computer Software & Licenses	73,526.71
0740 · Computer Application Software	212,500.00
0980 · Accum Depr - Engr Test Equipmen	(84,702.80)
0989 · Accum Depr - Capital Lease Eqpt	(290,330.95)
1010 · Accum Depr - Computer Hardware	(567,208.51)
1015 · Accum Depr - Compt S/W & Licens	(47,766.55)
1030 · Accum Depr - Compt Application	(204,746.48)
Total Fixed Assets	433,355.52
Other Assets	
1200 · Long Term Loans	
1210 · Noncurrent Assets - N/R	60,000.00
Total 1200 · Long Term Loans	60,000.00
1300 · Intangible Assets	
1399 · Intangible Assets - Other	110,000.00
Total 1300 · Intangible Assets	110,000.00
1500 · Investments	

Xalted Networks, Inc.
Balance Sheet
As of February 10, 2004

	Feb 10, 04
1501 · Systeam US	1,000,000.00
Total 1500 · Investments	1,000,000.00
Total Other Assets	1,170,000.00
TOTAL ASSETS	1,823,197.42
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
2030 · Accounts Payable - Trade	858,886.13
Total Accounts Payable	858,886.13
Other Current Liabilities	
2010 · Loan - DIP Financing - Secured	4,055,707.48
2011 · Loan - Unsecured Financing	2,460,338.42
2100 · Payroll Liabilities	10,276.98
2101 · Accrued Salaries and Wages	139,670.26
2200 · Accrued Interest	381,800.67
2270 · Flex Spend Acct - Med Withheld	1,961.15
2900 · Payroll Clearing	(555.04)
Total Other Current Liabilities	7,049,199.92
Total Current Liabilities	7,908,086.05
Total Liabilities	7,908,086.05
Equity	
1110 · Retained Earnings	(12,982,601.87)
3012 · Series C Preferred @ par	24,483.54
3020 · Common Stock @ par	72,644.62
3022 · Additional Paid In Capital	32,035,016.28
3040 · Retained Earnings	(25,022,776.00)
Net Income	(211,655.20)
Total Equity	(6,084,888.63)
TOTAL LIABILITIES & EQUITY	1,823,197.42

EXHIBIT H

Proprietary Information and Inventions Agreements

XALTED NETWORKS, INC.
AT WILL EMPLOYMENT, CONFIDENTIAL INFORMATION, INVENTION ASSIGNMENT, AND ARBITRATION AGREEMENT

As a condition of my employment with **Xalted Networks, Inc.**, its subsidiaries, affiliates, successors or assigns (together the "Company"), and in consideration of my employment with the Company and my receipt of the compensation now and hereafter paid to me by Company, I agree to the following:

1. *At-Will Employment.*

I UNDERSTAND AND ACKNOWLEDGE THAT MY EMPLOYMENT WITH THE COMPANY IS FOR AN UNSPECIFIED DURATION AND CONSTITUTES "AT-WILL" EMPLOYMENT. I ALSO UNDERSTAND THAT ANY REPRESENTATION TO THE CONTRARY IS UNAUTHORIZED AND NOT VALID UNLESS OBTAINED IN WRITING AND SIGNED BY THE PRESIDENT OF THE COMPANY. I ACKNOWLEDGE THAT THIS EMPLOYMENT RELATIONSHIP MAY BE TERMINATED AT ANY TIME, WITH OR WITHOUT GOOD CAUSE OR FOR ANY OR NO CAUSE, AT THE OPTION EITHER OF THE COMPANY OR MYSELF, WITH OR WITHOUT NOTICE.

2. *Confidential Information.*

A. *Company Information.* I agree at all times during the term of my employment and thereafter, to hold in strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, firm or corporation without written authorization of the Board of Directors of the Company, any Confidential Information of the Company, except under a non-disclosure agreement duly authorized and executed by the Company. I understand that "Confidential Information" means any non-public information that relates to the actual or anticipated business or research and development of the Company, technical data, trade secrets or know-how, including, but not limited to, research, product plans or other information regarding Company's products or services and markets therefor, customer lists and customers (including, but not limited to, customers of the Company on whom I called or with whom I became acquainted during the term of my employment), software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances or other business information. I further understand that Confidential Information does not include any of the foregoing items which have become publicly known and made generally available through no wrongful act of mine or of others who were under confidentiality obligations as to the item or items involved or improvements or new versions thereof.

B. *Former Employer Information.* I agree that I will not, during my employment with the Company, improperly use or disclose any proprietary information or trade secrets of any former or concurrent employer or other person or entity and that I will not bring onto the premises of the Company any unpublished document or proprietary information belonging to any such employer, person or entity unless consented to in writing by such employer, person or entity.

C. *Third Party Information.* I recognize that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. I agree to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out my work for the Company consistent with the Company's agreement with such third party.

3. *Inventions.*

A. *Inventions Retained and Licensed.* I have attached hereto, as Exhibit A, a list describing all inventions, original works of authorship, developments, improvements, and trade secrets which were made by me prior to my employment with the Company (collectively referred to as "Prior Inventions"), which belong to me, which relate to the Company's proposed business, products or research and development, and which are not assigned to the Company hereunder; or, if no such list is attached, I represent that there are no such Prior Inventions. If in the course of my employment with the Company, I incorporate into a Company product, process or service a Prior Invention owned by me or in which I have an interest, I hereby grant to the Company a nonexclusive, royalty-free, fully paid-up, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such Prior Invention as part of or in connection with such product, process or service, and to practice any method related thereto.

B. *Assignment of Inventions.* I agree that I will promptly make full written disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and hereby assign to the Company, or its designee, all my right, title, and interest in and to any and all inventions, original works of authorship, developments, concepts, improvements, designs, discoveries, ideas, trademarks or trade secrets, whether or not patentable or registrable under copyright or similar laws, which I may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period of time I am in the employ of the Company (collectively referred to as "Inventions"), except as provided in Section 3.F below. I further acknowledge that all original works of authorship which are made by me (solely or jointly with others) within the scope of and during the period of my employment with the Company and which are protectible by copyright are "works made for hire," as that term is defined in the United States Copyright Act. I understand and agree that the decision whether or not to commercialize or market any invention developed by me solely or jointly with others is within the Company's sole discretion and for the Company's sole benefit and that no royalty will be due to me as a result of the Company's efforts to commercialize or market any such invention.

C. *Inventions Assigned to the United States.* I agree to assign to the United States government all my right, title, and interest in and to any and all Inventions whenever such full title is required to be in the United States by a contract between the Company and the United States or any of its agencies.

D. *Maintenance of Records.* I agree to keep and maintain adequate and current written records of all Inventions made by me (solely or jointly with others) during the term of my employment with the Company. The records will be in the form of notes, sketches, drawings, and

any other format that may be specified by the Company. The records will be available to and remain the sole property of the Company at all times.

E. *Patent and Copyright Registrations*. I agree to assist the Company, or its designee, at the Company's expense, in every proper way to secure the Company's rights in the Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which the Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company, its successors, assigns, and nominees the sole and exclusive rights, title and interest in and to such Inventions, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. I further agree that my obligation to execute or cause to be executed, when it is in my power to do so, any such instrument or papers shall continue after the termination of this Agreement. If the Company is unable because of my mental or physical incapacity or for any other reason to secure my signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions or original works of authorship assigned to the Company as above, then I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, to act for and in my behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or copyright registrations thereon with the same legal force and effect as if executed by me.

F. *Exception to Assignments*. I understand that the provisions of this Agreement requiring assignment of Inventions to the Company do not apply to any invention which qualifies fully under the provisions of California Labor Code Section 2870 (attached hereto as Exhibit B). I will advise the Company promptly in writing of any inventions that I believe meet the criteria in California Labor Code Section 2870 and not otherwise disclosed on Exhibit A.

4. *Conflicting Employment*.

I agree that, during the term of my employment with the Company, I will not engage in any other employment, occupation or consulting directly related to the business in which the Company is now involved or becomes involved during the term of my employment, nor will I engage in any other activities that conflict with my obligations to the Company.

5. *Returning Company Documents*. I agree that, at the time of leaving the employ of the Company, I will deliver to the Company (and will not keep in my possession, recreate or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items developed by me pursuant to my employment with the Company or otherwise belonging to the Company, its successors or assigns, including, without limitation, those records maintained pursuant to **paragraph 3.D.** In the event of the termination of my employment, I agree to sign and deliver the "Termination Certification" attached hereto as Exhibit C.

6. *Notification of New Employer*. In the event that I leave the employ of the Company, I hereby grant consent to notification by the Company to my new employer about my rights and obligations under this Agreement.

7. *Solicitation of Employees.* I agree that for a period of twelve (12) months immediately following the termination of my relationship with the Company for any reason, whether with or without cause, I shall not either directly or indirectly solicit, induce, recruit or encourage any of the Company's employees to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage or take away employees of the Company, either for myself or for any other person or entity.

8. *Conflict of Interest Guidelines.* I agree to diligently adhere to the Conflict of Interest Guidelines attached as Exhibit D hereto.

9. *Representations.* I agree to execute any proper oath or verify any proper document required to carry out the terms of this Agreement. I represent that my performance of all the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company. I hereby represent and warrant that I have not entered into, and I will not enter into, any oral or written agreement in conflict herewith.

10. *Arbitration and Equitable Relief.*

A. *Arbitration.* IN CONSIDERATION OF MY EMPLOYMENT WITH THE COMPANY, ITS PROMISE TO ARBITRATE ALL EMPLOYMENT-RELATED DISPUTES AND MY RECEIPT OF THE COMPENSATION, PAY RAISES AND OTHER BENEFITS PAID TO ME BY THE COMPANY, AT PRESENT AND IN THE FUTURE, I AGREE THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES WITH ANYONE (INCLUDING THE COMPANY AND ANY EMPLOYEE, OFFICER, DIRECTOR, SHAREHOLDER OR BENEFIT PLAN OF THE COMPANY IN THEIR CAPACITY AS SUCH OR OTHERWISE) ARISING OUT OF, RELATING TO, OR RESULTING FROM MY EMPLOYMENT WITH THE COMPANY OR THE TERMINATION OF MY EMPLOYMENT WITH THE COMPANY, INCLUDING ANY BREACH OF THIS AGREEMENT, SHALL BE SUBJECT TO BINDING ARBITRATION UNDER THE ARBITRATION RULES SET FORTH IN CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 1280 THROUGH 1294.2, INCLUDING SECTION 1283.05 (THE "RULES") AND PURSUANT TO CALIFORNIA LAW. DISPUTES WHICH I AGREE TO ARBITRATE, AND THEREBY AGREE TO WAIVE ANY RIGHT TO A TRIAL BY JURY, INCLUDE ANY STATUTORY CLAIMS UNDER STATE OR FEDERAL LAW, INCLUDING, BUT NOT LIMITED TO, CLAIMS UNDER TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE OLDER WORKERS BENEFIT PROTECTION ACT, THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, THE CALIFORNIA LABOR CODE, CLAIMS OF HARASSMENT, DISCRIMINATION OR WRONGFUL TERMINATION AND ANY STATUTORY CLAIMS. I FURTHER UNDERSTAND THAT THIS AGREEMENT TO ARBITRATE ALSO APPLIES TO ANY DISPUTES THAT THE COMPANY MAY HAVE WITH ME.

B. *Procedure*. I AGREE THAT ANY ARBITRATION WILL BE ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION ("AAA") AND THAT THE NEUTRAL ARBITRATOR WILL BE SELECTED IN A MANNER CONSISTENT WITH ITS NATIONAL RULES FOR THE RESOLUTION OF EMPLOYMENT DISPUTES. I AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION AND MOTIONS TO DISMISS AND DEMURRERS, PRIOR TO ANY ARBITRATION HEARING. I ALSO AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES, INCLUDING ATTORNEYS' FEES AND COSTS, AVAILABLE UNDER APPLICABLE LAW. I UNDERSTAND THE COMPANY WILL PAY FOR ANY ADMINISTRATIVE OR HEARING FEES CHARGED BY THE ARBITRATOR OR AAA EXCEPT THAT I SHALL PAY THE FIRST $125.00 OF ANY FILING FEES ASSOCIATED WITH ANY ARBITRATION I INITIATE. I AGREE THAT THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN A MANNER CONSISTENT WITH THE RULES AND THAT TO THE EXTENT THAT THE AAA'S NATIONAL RULES FOR THE RESOLUTION OF EMPLOYMENT DISPUTES CONFLICT WITH THE RULES, THE RULES SHALL TAKE PRECEDENCE. I AGREE THAT THE DECISION OF THE ARBITRATOR SHALL BE IN WRITING.

C. *Remedy*. EXCEPT AS PROVIDED BY THE RULES AND THIS AGREEMENT, ARBITRATION SHALL BE THE SOLE, EXCLUSIVE AND FINAL REMEDY FOR ANY DISPUTE BETWEEN ME AND THE COMPANY. ACCORDINGLY, EXCEPT AS PROVIDED FOR BY THE RULES AND THIS AGREEMENT, NEITHER I NOR THE COMPANY WILL BE PERMITTED TO PURSUE COURT ACTION REGARDING CLAIMS THAT ARE SUBJECT TO ARBITRATION. NOTWITHSTANDING, THE ARBITRATOR WILL NOT HAVE THE AUTHORITY TO DISREGARD OR REFUSE TO ENFORCE ANY LAWFUL COMPANY POLICY, AND THE ARBITRATOR SHALL NOT ORDER OR REQUIRE THE COMPANY TO ADOPT A POLICY NOT OTHERWISE REQUIRED BY LAW WHICH THE COMPANY HAS NOT ADOPTED.

D. *Availability of Injunctive Relief*. IN ADDITION TO THE RIGHT UNDER THE RULES TO PETITION THE COURT FOR PROVISIONAL RELIEF, I AGREE THAT ANY PARTY MAY ALSO PETITION THE COURT FOR INJUNCTIVE RELIEF WHERE EITHER PARTY ALLEGES OR CLAIMS A VIOLATION OF THE EMPLOYMENT, CONFIDENTIAL INFORMATION, INVENTION ASSIGNMENT AGREEMENT BETWEEN ME AND THE COMPANY OR ANY OTHER AGREEMENT REGARDING TRADE SECRETS, CONFIDENTIAL INFORMATION, NONSOLICITATION OR LABOR CODE §2870. I UNDERSTAND THAT ANY BREACH OR THREATENED BREACH OF SUCH AN AGREEMENT WILL CAUSE IRREPARABLE INJURY AND THAT MONEY DAMAGES WILL NOT PROVIDE AN ADEQUATE REMEDY THEREFOR AND BOTH PARTIES HEREBY CONSENT TO THE ISSUANCE OF AN INJUNCTION. IN THE EVENT EITHER PARTY SEEKS INJUNCTIVE RELIEF, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER REASONABLE COSTS AND ATTORNEYS FEES.

E. *Administrative Relief.* I UNDERSTAND THAT THIS AGREEMENT DOES NOT PROHIBIT ME FROM PURSUING AN ADMINISTRATIVE CLAIM WITH A LOCAL, STATE OR FEDERAL ADMINISTRATIVE BODY SUCH AS THE DEPARTMENT OF FAIR EMPLOYMENT AND HOUSING, THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION OR THE WORKERS' COMPENSATION BOARD. THIS AGREEMENT DOES, HOWEVER, PRECLUDE ME FROM PURSUING COURT ACTION REGARDING ANY SUCH CLAIM.

F. *Voluntary Nature of Agreement.* I ACKNOWLEDGE AND AGREE THAT I AM EXECUTING THIS AGREEMENT VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE BY THE COMPANY OR ANYONE ELSE. I FURTHER ACKNOWLEDGE AND AGREE THAT I HAVE CAREFULLY READ THIS AGREEMENT AND THAT I HAVE ASKED ANY QUESTIONS NEEDED FOR ME TO UNDERSTAND THE TERMS, CONSEQUENCES AND BINDING EFFECT OF THIS AGREEMENT AND FULLY UNDERSTAND IT, INCLUDING THAT ***I AM WAIVING MY RIGHT TO A JURY TRIAL.*** FINALLY, I AGREE THAT I HAVE BEEN PROVIDED AN OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY OF MY CHOICE BEFORE SIGNING THIS AGREEMENT.

11. *General Provisions.*

A. *Governing Law; Consent to Personal Jurisdiction.* This Agreement will be governed by the laws of the State of California. I hereby expressly consent to the personal jurisdiction of the state and federal courts located in California for any lawsuit filed there against me by the Company arising from or relating to this Agreement.

B. *Entire Agreement.* This Agreement sets forth the entire agreement and understanding between the Company and me relating to the subject matter herein and supersedes all prior discussions or representations between us including, but not limited to, any representations made during my interview(s) or relocation negotiations, whether written or oral. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the President of the Company and me. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.

C. *Severability.* If one or more of the provisions in this Agreement are deemed void by law, then the remaining provisions will continue in full force and effect.

D. *Successors and Assigns.* This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns.

Exhibit A

LIST OF PRIOR INVENTIONS
AND ORIGINAL WORKS OF AUTHORSHIP

Title	Date	Identifying Number or Brief Description

_ No inventions or improvements

_ Additional Sheets Attached

Signature of Employee: _

Print Name of Employee:

Date: _

Exhibit B

CALIFORNIA LABOR CODE SECTION 2870
INVENTION ON OWN TIME-EXEMPTION FROM AGREEMENT

"(a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

(1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or

(2) Result from any work performed by the employee for the employer.

(b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable."

EXHIBIT I

Form of Opinion of Company Counsel

(See Tab 15)

AMENDED AND RESTATED VOTING AGREEMENT

THIS AMENDED AND RESTATED VOTING AGREEMENT (the "**Agreement**") by and among Xalted Networks, Inc., a Delaware corporation (the "**Company**"), Tim Phillips and Pratap (Bob) Kondamoori (each, a "**Founder**" and, collectively, the "**Founders**") and the investors set forth on Exhibit A hereto (the "**Investors**") is dated as of February 10, 2004.

WHEREAS, certain of the Investors are purchasing shares of the Company's Series BB Preferred Stock and Series CC Preferred Stock; and

WHEREAS, the Company and certain of the Investors are parties to that certain Amended and Restated Voting Agreement, dated as of May 17, 2002 (the "**Prior Agreement**");

WHEREAS, in order to induce certain of the Investors to consummate their purchase of the Series BB Preferred Stock and Series CC Preferred Stock of the Company, the parties have agreed to enter into this Amended and Restated Voting Agreement which will replace in its entirety the Prior Agreement; and

WHEREAS, the parties have agreed that the holders of a majority in interest of the shares of Preferred Stock, voting together as a single class on an as converted to Common Stock basis, shall be entitled to elect two (2) directors (the "**Preferred Directors**") to the Company's Board of Directors; and the holders of a majority in interest of the shares of Common Stock and Preferred Stock, voting together as a single class on an as converted to Common Stock basis, shall be entitled to elect one (1) director (the "**Joint Director**") to the Company's Board of Directors.

NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1. Agreement to Vote.

(a) The Investors agree to vote all of the shares of capital stock of the Company at a regular or special meeting of stockholders (or by written consent) now held or hereafter acquired by them in accordance with the provisions of this Agreement.

(b) The Founders agree to vote all of the shares of capital stock of the Company at a regular or special meeting of stockholders (or by written consent) now held or hereafter acquired by them in accordance with the provisions of this Agreement.

2. Board Size. Each of the Founders and the Investors shall vote at a regular or special meeting of stockholders (or by written consent) all of its shares of capital stock to ensure that the size of the Company's Board of Directors shall be set and remain at three (3) directors.

3. Election of the Preferred Directors. On all matters relating to the election of the Preferred Directors, the Investors shall (to the extent they are entitled to do so pursuant to the Amended and Restated Certificate of Incorporation) vote at a regular or special meeting of

stockholders (or by written consent) all of their shares of capital stock to elect (A) the one person designated by (i) Charter Ventures IV, L.P. ("**Charter**") (the "**Charter Nominee**") who shall initially be Ravi Chiruvolu and (B) the one person designated by Alliance Ventures ("Alliance") (the "Alliance Nominee") which initially shall be C.N. Reddy.

Any vacancy occurring because of the death, resignation, removal or disqualification of either Preferred Director shall be filled according to this Section 3.

4. Election of the Joint Director. On all matters relating to the election of the Joint Director, each of the Founders and the Investors shall vote at a regular or special meeting of stockholders (or by written consent) all of its shares of capital stock to ensure that the Joint Director shall be elected to the Board of Directors and the Joint Director shall be the person designated by the Company's Chief Executive Officer, which Joint Director shall initially be Bob Kondamoori.

5. Removal of the Preferred Directors. On all matters relating to the removal of any Preferred Director, each of the Investors shall vote at a regular or special meeting of stockholders (or by written consent) all of its shares of capital stock to ensure that any Preferred Director selected for removal as a Charter Preferred Director by Charter or as an Alliance Preferred Director by Alliance, as the case may be, shall be so removed. Any vacancy created by such removal shall be filled pursuant to paragraph 3 herein.

6. Removal of the Joint Director. On all matters relating to the removal of the Joint Director, each of the Founders and the Investors shall vote at a regular or special meeting of stockholders (or by written consent) all of its shares of capital stock to ensure that any Joint Director selected for removal as a Joint Director by the holders of a majority in interest of all of the shares of Common Stock shall be so removed. Any vacancy created by such removal shall be filled pursuant to paragraph 4 herein.

7. Covenants of the Company. The Company agrees to use its best efforts to ensure that the rights granted hereunder are effective and that the parties hereto enjoy the benefits thereof. Such actions include, without limitation, the use of the Company's best efforts to cause the nomination and election of the directors as provided above. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the holders of a majority of the outstanding voting securities held by the parties hereto assuming conversion of all outstanding preferred securities in order to protect the rights of the parties hereunder against impairment.

8. No Liability for Election of Recommended Directors. None of the Company, the Founders nor the Investors nor any officer, director, stockholder, partner, employee or agent of such party, if any, makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Company's Board by virtue of such party's execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.

9. Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order without a requirement of posting bond. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach. Should the provisions of this Agreement be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and irrevocable for the term of this Agreement

10. No Liability of Stockholders. No Investor shall, by reason of his or its ability to designate and cause the election of any member of the Board of Directors hereunder, or otherwise, be subject to any liability or obligation whatsoever with respect to the management and affairs of the Company or otherwise be or become responsible for any debts, liabilities or obligations of the Company. Neither any Investor nor any controlling person, officer, director, partner, agent or employee of any Investor (each an "**Investor Agent**") shall be liable to any other Investor or Investors Agents in connection with the rights and obligations of such Investor arising under this Agreement.

11. Successors in Interest.

(a) The provisions of this Agreement shall be binding upon the successors in interest to any securities of the Company held by any party to this Agreement and their successors and assigns. The Company shall not permit the transfer of any of the securities on its books or issue new certificates representing any such securities unless and until the person(s) to whom such shares are to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person was a party hereunder.

(b) Each certificate representing each of the securities shall bear a legend reading as follows:

> "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THE VOTING AGREEMENT."

12. Execution by the Company. The Company, by its execution in the space provided below, agrees that it will cause the certificates evidencing the shares of capital stock subject to this Agreement to bear the legend required by paragraph 11 herein, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing shares of capital stock of the Company upon written request from such holder to the Company at its principal office. The parties hereto do hereby agree that the failure to cause the certificates

evidencing the shares of capital stock subject to this Agreement to bear the legend required by paragraph 11 herein and/or failure of the Company to supply, free of charge, a copy of this Agreement as provided under this paragraph 12 shall not effect the validity or enforcement of this Agreement.

13. Termination. This Agreement shall terminate upon the earliest to occur of:

(a) the written consent of (a) the Company; (b) Charter; and (c) the holders of at least a majority in interest of the shares of the Preferred Stock outstanding (or Common Stock issued upon the conversion thereof), voting together as a single class on an as converted to Common Stock basis;

(b) the closing date of a firm commitment underwritten public offering of the Company's Common Stock or other equity securities pursuant to an effective registration statement under the Securities Act of 1933, as amended;

(c) such time as the Company is required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended;

(d) the consolidation or merger of the Company (but only with respect to a consolidation or merger pursuant to which stockholders of the Company (determined prior to such consolidation or merger) hold less than 50% of the voting equity of the surviving corporation), the sale of all or substantially all of the assets of the Company, or the granting of an exclusive license of all or substantially all of the Company's intellectual property used to generate all or substantially all of the Company's revenues; or

(e) such time as fewer than twenty-five percent (25%) of the aggregate shares of Preferred Stock remains outstanding; or

(f) with respect to the election of the Charter Nominee or Alliance Nominee, such time as Charter or Alliance, as the case may be, no longer owns any shares of Preferred Stock.

14. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

15. Manner of Voting. The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent, or in any other manner permitted by applicable law.

16. Stock Splits, Stock Dividends, etc. In the event of any issuance of shares of the Company's voting securities hereafter to any of the parties hereto (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth in paragraph 11.

17. Amendments and Waivers. Any term hereof may be amended (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company; (b) the holders of at least a majority of the shares of common stock held by the Founders; (c) the holders of at least a majority of the shares of Preferred Stock outstanding (or Common Stock issued upon the conversion thereof); and (d) with respect to the rights of Charter or Alliance, such affected party. The observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party so waiving the observance of such term. Any amendment or waiver so effected shall be binding upon the Company, the Founders, the Investors and all of their respective successors and assigns whether or not such party, assignee or other stockholder entered into or approved such amendment or waiver.

18. Entire Agreement. This Agreement is intended to be the sole agreement of the parties as it relates to this subject matter.

19. Enforceability/Severability. The parties hereto agree that each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall nevertheless be held to be prohibited by or invalid under applicable law, (a) such provision shall be invalid only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, and (b) the parties shall, to the extent permissible by applicable law, amend this Agreement so as to make effective and enforceable the intent of this Agreement.

20. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to contracts among California residents entered into and to be performed entirely within California.

21. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22. Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

23. Facsimile. This Agreement may be signed by facsimile.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

COMPANY:

XALTED NETWORKS, INC.

PRATAP S. KONDAMOORI
(Please print name or type name)

Pratap S. Kondamoori
(Signature)

CEO
(Title)

FOUNDERS:

____
Tim D. Phillips

Address: ______________________

____

Pratap S. Kondamoori
Pratap (Bob) Kondamoori

Address: 3844 Woodside Ter
Fremont CA 94539

[Signature Page to the Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

COMPANY:

XALTED NETWORKS, INC.

____
(Please print name or type name)

____
(Signature)

____
(Title)

FOUNDERS:

Tim Phillips
Tim D. Phillips

Address: 3128 Charring Cross
Plano, TX 75025

____
Pratap (Bob) Kondamoori

Address: ______________________

____

INVESTORS:

ALLIANCE VENTURES I, LP
By Alliance Venture Management, LLC

VR Ranganath
(Please print name or type name)

V. R. Rgt
(Signature)

President
(Title, if applicable)

INVESTORS:

ALLIANCE VENTURES V, LP
By Alliance Venture Management, LLC

VR Ranganath
(Please print name or type name)

V. R Rat
(Signature)

President
(Title, if applicable)

[Signature Page to the Voting Agreement]

INVESTORS:

CHARTER VENTURES IV, L.P.
(Please print name or type name)

[signature]
(Signature)

(Title, if applicable)

[Signature Page to the Voting Agreement]

INVESTORS:

CHARTER ENTREPRENEURS FUND IV, L.P.
(Please print name or type name)

[signature]
(Signature)

(Title, if applicable)

[Signature Page to the Voting Agreement]

INVESTORS:

CHARTER ADVISORS FUND III, L.P.
(Please print name or type name)

[signature]
(Signature)

(Title, if applicable)

[Signature Page to the Voting Agreement]

INVESTORS:

Empire Capital Partners
(Please print name or type name)

[signature]
(Signature)

General Partner
(Title, if applicable)

[Signature Page to the Voting Agreement]

INVESTORS:

GALAXY VENTURE PARTNERS II, LLC

VR Ranganath
(Please print name or type name)

V. R. R.
(Signature)

Managing Member
(Title, if applicable)

[Signature Page to the Voting Agreement]

INVESTORS:
Glenbrook Capital, L.P.

Grover T. Wickersham
(Please print name or type name)

Grover T. Wickersham
(Signature)

GP
(Title, if applicable)

INVESTORS:

Raj S. Judge

____

(Please print name or type name)

____

(Signature)

____

(Title, if applicable)

INVESTORS:

OXCAL VENTURE FUND LP
BY OXCAL VENTURE CORP
ITS GP BY ITS PRES.
STEVEN BIRNBAUM

(Please print name or type name)

(Signature)

(Title, if applicable)

[Signature Page to the Voting Agreement]

INVESTORS:

Tim Phillips
(Please print name or type name)

Tim Phillips
(Signature)

(Title, if applicable)

[Signature Page to the Voting Agreement]

INVESTORS:

SOLAR VENTURE PARTNERS, LP

VR Ranganath
(Please print name or type name)

V. R R[signature]
(Signature)

General Partner
(Title, if applicable)

[Signature Page to the Voting Agreement]

INVESTORS:

WS Investment Company, LLC (2004A)

____
(Please print name or type name)

____
(Signature)

Member
(Title, if applicable)

INVESTORS:

WS Investment Company, LLC (2004A)

____
(Please print name or type name)

____
(Signature)

Member
____
(Title, if applicable)

EXHIBIT A

Investors

1. BlueStream Ventures, L.P.
2. TI Venture III, L.P.
3. Granite Ventures, LP
4. Alliance Ventures I, LP
5. Alliance Ventures V, LP
6. Empire Capital Partners
7. Charter Ventures IV, L.P.
8. Oxcal Venture Fund
9. Glenbrook Capital, L.P.
10. Solar Venture Partners, L.P.
11. Zodiac Venture Fund II, L.P.
12. Brobeck, Phleger & Harrison LLP
13. Satwik Fund I, LLC
14. Satwik Affiliates I, LLC
15. Todd U.S. Ventures LLC
16. Charter Entrepreneurs Fund IV, L.P.
17. Charter Advisors Fund IV, L.P.
18. Phillips and Associates
19. WS Investment Company, LLC (2004A)
20. Sanjeev Judge

XALTED NETWORKS, INC.

AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

Dated as of February 10, 2004

TABLE OF CONTENTS

AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

This Amended and Restated Investors' Rights Agreement (this "**Agreement**") is made and entered into as of February 10, 2004 (the "**Effective Date**"), by and among Xalted Networks, Inc., a Delaware corporation (the "**Company**"), Tim Phillips and Pratap (Bob) Kondamoori (each, a "**Founder**" and, collectively, the "**Founders**") and the investors set forth on Exhibit A (each of which is referred to herein as an "**Investor**" and, collectively, as the "**Investors**").

RECITALS

WHEREAS, in connection with the Series C Preferred Stock Purchase Agreement, dated May 17, 2002, the Company and certain of the Investors and Founders entered into an Amended and Restated Investors' Rights Agreement, dated as of May 17, 2002 (the "Prior Agreement");

WHEREAS, certain of the Investors are purchasing shares of the Company's Series BB Preferred Stock and Series CC Preferred Stock (the "Series BB Preferred Stock" and the "Series CC Preferred Stock" and collectively with the Series AA Preferred Stock of the Company, the "Preferred Stock") pursuant to that certain Series BB and Series CC Preferred Stock Purchase Agreement, dated as of even date herewith (the "Stock Purchase Agreement"), by and among the Company and the Investors; and

WHEREAS, in order to induce the Company to enter into the Stock Purchase Agreement and to induce certain of the Investors to invest funds in the Company pursuant to the Stock Purchase Agreement, the Investors, the Founders and the Company hereby agree that this Agreement shall govern the rights of the Investors and the Founders to cause the Company to register shares of the common stock of the Company (the "Common Stock") issued or issuable to the Investors upon conversion of the Preferred Stock or held by the Founders, and certain other matters as set forth herein and intend that this Agreement shall supersede and replace the Prior Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

INFORMATION RIGHTS.

1.1 Financial Information.

(a) The Company covenants and agrees that, commencing on the date of this Agreement and for so long as any Investor continues to hold any shares of Preferred Stock and/or any shares of Common Stock issued upon conversion of such shares of Preferred Stock (the "**Conversion Stock**"), the Company will:

(i) Annual Reports. Furnish to such Investor within ninety (90) days of the end of each fiscal year, an audited consolidated balance sheet as of the end of such fiscal year, an audited consolidated statement of operations and an audited consolidated statement of cash flows of the Company and its subsidiaries for such fiscal year, all prepared in accordance with generally accepted accounting principles; and

(ii) Quarterly Reports. Furnish to such Investor as soon as practicable, and in any case within forty-five (45) days of the end of each quarter of the Company, quarterly unaudited consolidated financial statements, including an unaudited consolidated balance sheet, an unaudited consolidated statement of operations and an unaudited consolidated statement of cash flows, together with a certificate of the Chief Financial Officer or President of the Company stating that such statements fairly present the consolidated financial position and consolidated financial results of the Company for the fiscal quarter covered.

(b) The Company covenants and agrees that, commencing on the date of this Agreement and for so long as any Investor holds at least 2,000,000 shares of Preferred Stock and/or the equivalent number (on an as-converted basis) of the Conversion Stock (a "Major Investor"), the Company will:

(i) Monthly Reports. Furnish to such Major Investor as soon as practicable, and in any case within thirty (30) days of the end of each month of the Company, monthly unaudited consolidated financial statements, including an unaudited consolidated balance sheet, an unaudited consolidated statement of operations and an unaudited consolidated statement of cash flows (in each case compared against the Company's annual operating plan), together with a certificate of the Chief Financial Officer or President of the Company stating that such statements fairly present the consolidated financial position and consolidated financial results of the Company for the fiscal month covered; and

(ii) Annual Budget. Furnish to such Major Investor a copy of the Company's annual operating plan, prepared on a quarterly basis, within thirty (30) days prior to the beginning of the Company's fiscal year.

1.2 Inspection Rights. The Company shall permit each Major Investor or its transferees (as permitted pursuant to Section 5.1(a) hereof), at such Major Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Major Investor; provided, however, that the Company shall not be obligated under this Section 1.2 to provide information that it deems in good faith to be a trade secret or similar confidential or proprietary information.

1.3 Termination of Certain Rights. The Company's obligations under Sections 1.1 and 1.2 above will terminate upon the earlier of: (a) the closing of a firm commitment underwritten public offering of the Common Stock pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "**Securities Act**") at a per share price not less than $4.00 (as adjusted for stock splits, dividends and the like) and

for a total offering with net proceeds to the Company of not less than $40,000,000 (after deduction of underwriters commissions and expenses) (a "**Qualified IPO**") or (b) when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Securities Exchange Act of 1934, as amended (the "**Exchange Act**").

REGISTRATION RIGHTS.

1.4 Definitions. For purposes of this Agreement:

(a) Registration. The terms "**register,**" "**registered**" and "**registration**" refer to a registration effected by preparing and filing a registration statement or similar document pursuant to the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(b) Registrable Securities. The term "**Registrable Securities**" means: (i) the shares of Common Stock issued or issuable upon the conversion of any shares of the Series AA Preferred Stock or warrants exercisable for such shares of Series AA Preferred Stock, (ii) the shares of Common Stock issued or issuable upon the conversion of any shares of the Series BB Preferred Stock, (iii) the shares of Common Stock issued or issuable upon the conversion of any shares of the Series CC Preferred Stock, (iv) the shares of Common Stock issued prior to the date of this Agreement upon the conversion of shares of Series A Preferred Stock, Series A-1 Preferred Stock or Series B Preferred Stock, (v) the shares of Common Stock issued to the Founders (provided, however, that such shares of Common Stock shall not be deemed Registrable Securities and the aforementioned individuals shall not be deemed Holders for the purpose of Sections 2.2, 2.4 and 2.10), and (vi) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of any shares of Common Stock or Preferred Stock described in clause (i)-(vi) of this subsection (b); excluding in all cases, however, any Registrable Securities following the sale thereof (x) in a transaction in which rights under this Section 2 are not assigned in accordance with this Agreement (y) to the public or (z) pursuant to Rule 144 promulgated under the Securities Act.

(c) Registrable Securities then Outstanding. The number of shares of "**Registrable Securities then outstanding**" shall mean the number of shares of Common Stock that are Registrable Securities and (i) are then issued and outstanding or (ii) are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities.

(d) Holder. For purposes of Sections 2, 3 and 5 of this Agreement, the term "**Holder**" means any person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act, or any assignee of record of such Registrable Securities to whom rights under Section 2 or Section 3 have been duly assigned in accordance with this Agreement; provided, however, that for purposes of this Agreement, a record holder of shares of Preferred Stock of the Company convertible into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities; and

provided, further, that the Company shall in no event be obligated to register shares of Preferred Stock, and the Holders of Registrable Securities will not be required to convert their shares of Preferred Stock into Common Stock in order to exercise the registration rights granted hereunder until immediately before the closing of the offering to which the registration relates (and then only to the extent necessary to sell the Registrable Securities to be sold in such offering).

(e) Form S-3. The term "**Form S-3**" means Form S-3 under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(f) SEC. The term "**SEC**" or "**Commission**" means the United States Securities and Exchange Commission.

1.5 Request for Registration.

(a) If the Company shall receive at any time on or before February 10, 2006, a written request from the Holders of at least 25% of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction) having an aggregate offering price of not less than $7,500,000, then the Company shall:

(i) within 20 days of the receipt thereof, give written notice of such request to all Holders; and

(ii) effect as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered, subject to the limitations of subsection 2.2(b).

(b) If the Holders initiating the registration request hereunder (the "**Initiating Holders**") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 2.2(a) and the Company shall include such information in the written notice referred to in subsection 2.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his or her Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed to by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 2.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the

Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c) Notwithstanding the foregoing, if the Company shall furnish to the Holders requesting a registration statement pursuant to this Section 2.2 a certificate signed by the President of the Company stating that in the good faith judgment of the Board it would be detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore in the best interests of the Company to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days; provided, however, that the Company may not utilize this right more than once in any 12-month period.

(d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.2:

(i) after the Company has effected two registrations pursuant to this Section 2.2 and such registrations have been declared or ordered effective;

(ii) during the period starting with the date 90 days prior to the Board's good faith estimate of the filing date of the first registration statement for a firm commitment underwritten public offering of the Company's Common Stock subject to Section 2.3 hereof (provided that notice of such estimated filing date is given to the Initiating Holders within 30 days of their request for registration) and ending on the date 180 days after the effective date of such registration statement; provided that the Company is actively employing in good faith reasonable efforts to cause such registration statement to become effective; or

(iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below.

(e) The Company shall pay all expenses incurred in connection with each registration requested pursuant to this Section 2.2 (excluding underwriters' or brokers' discounts and commissions) including, without limitation, all filing, federal and "blue sky" registration and qualification fees, printers' and accounting fees, the fees and expenses of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holder or Holders; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of at least 50% of the Registrable Securities to be registered, unless the registration is withdrawn because the Company disclosed

information that is materially adverse to the Company or its stock price, in which case the Company will be required to pay such expenses.

1.6 Piggyback Registrations. The Company shall promptly notify all Holders of Registrable Securities in writing prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding (i) registration statements relating to any registration under Section 2.4 of this Agreement, to any employee benefit plan or to a corporate reorganization, and (ii) registrations on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or registrations in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within 20 days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. Any Holder who elects to include some or all of its Registrable Securities pursuant to this Section 2.3 shall cooperate with the Company in the preparation of any and all documents and instruments the Company deems necessary or convenient for the preparation of any applicable registration statement, and such Holders shall supply the Company with any and all information the Company deems necessary or convenient with respect to any registration statement.

(a) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with 2.3(c).

(b) Underwriting. If a registration statement for which the Company gives notice pursuant to this Section 2.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any Holder's Registrable Securities to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the

managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated first, to the Company and second, to the Holders requesting inclusion of their Registrable Securities in such registration on a pro rata basis based upon the total number of Registrable Securities then held by each such Holder; provided, however, that the right of the underwriters to exclude shares from the registration and underwriting as described above in this Section 2.3 shall be restricted so that all shares held by securityholders that are not Registrable Securities shall first be excluded from such registration. No such reduction shall reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities and such registration does not include shares of any other selling shareholders, in which event any or all Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least 20 business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners, shareholders and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence. No shareholder of the Company shall be granted piggyback registration rights which would reduce the number of shares includable by the holders of the Registrable Securities in such registration without the consent of the holders of at least two-thirds of the Registrable Securities.

(c) Expenses. All expenses incurred in connection with a registration pursuant to this Section 2.3 (excluding underwriters' and brokers' discounts and commissions) including, without limitation, all filing, federal and "blue sky" registration and qualification fees, printers' and accounting fees, the fees and expenses of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holder or Holders shall be borne by the Company.

1.7 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of at least 25% of all Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, then the Company will:

(a) Notice. Promptly give written notice of the proposed registration and the Holder's or Holders' request therefor, and any related qualification or compliance, to all other Holders; and

(b) Registration. As soon as reasonably practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 20 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i) if Form S-3 is not available for such offering by the Holders; or

(ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000.

(c) Expenses. The Company shall pay all expenses incurred in connection with each registration requested pursuant to this Section 2.4 (excluding underwriters' or brokers' discounts and commissions) including, without limitation, all filing, federal and "blue sky" registration and qualification fees, printers' and accounting fees, the fees and expenses of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holder or Holders.

1.8 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 successive days.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be reasonably necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act,

and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

(d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process or subject itself to taxation in any such states or jurisdictions.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an underwriting agreement.

(f) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the date by which such actions are required to be taken by applicable law or by the rules of any securities exchange on which securities issued by the Company are then listed or approved for listing.

(h) Notify each Holder covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event of which the Company becomes aware as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(i) Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, or if not underwritten, in form and substance as is customarily given to underwriters and reasonably satisfactory to counsel to the Holder offering the greatest number of Registrable Securities for sale in the registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, or if

not underwritten, in form and substance as is customarily given to underwriters and reasonably satisfactory to counsel to the Holder offering the greatest number of Registrable Securities for sale in the registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

1.9 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to timely effect the registration of their Registrable Securities.

1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "**Violation**"):

(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

(ii) the omission or alleged omission to state in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder or partner, officer, director, underwriter or controlling person or Affiliate of such Holders for any legal or other expenses reasonably incurred by them, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld or delayed, nor shall the Company be liable in any case for any loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation

that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

(b) By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld or delayed; and provided, further, that the total amounts payable in indemnity and contribution by a Holder under Sections 2.7(b) and 2.7(d) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

(c) Notice. Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of liability to

the extent so prejudiced to the indemnified party under this Section 2.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

(d) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) the Company, or any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Company or any such selling Holder or any such controlling person in circumstances for which indemnification of such party is provided under this Section 2.7, then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no Holder will be required to contribute any amount in excess of the net proceeds received by such Holder from the public offering price of Registrable Securities offered and sold by such Holder pursuant to such registration statement, except in the case of willful fraud by such Holder, and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) Underwriting Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnifications and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control and supersede the provisions hereof.

(f) Survival. The obligations of the Company and Holders under this Section 2.7 shall survive the closing of the transactions contemplated hereby.

1.11 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the

Registrable Securities to the public without registration, after such time as the Company has become subject to the reporting requirements of the Exchange Act, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after 90 days after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) use its reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

1.12 Termination of the Company's Obligations. The Company shall have no obligations provided in Section 2 hereof with respect to: (i) any request or requests for registration made by any Holder on a date more than three (3) years after the consummation of the Company's initial public offering; or (ii) any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Sections 2.2, 2.3 or 2.4 hereof if all such Registrable Securities proposed to be sold by a Holder may then be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act without regard to subsection (k) thereof.

1.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Sections 2.2, 2.3 or 2.4 hereof, unless under the terms of such agreement such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of Registrable Securities of the Holders to be included or (b) to demand registration of their securities; provided, however, such consent is not necessary for allowing any holder or prospective holder of Series C Preferred Stock to become a party to this Agreement.

1.14 "Market Stand-Off" Agreement.

(a) The Investors hereby agree that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of the first registration statement for a firm commitment underwritten public offering of the Company's securities filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound), or reduce its interest in (collectively, "**Transfer**"), any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

(i) all executive officers and directors of the Company and all other persons holding at least 1% of the Company's outstanding stock enter into and are bound by similar agreements; and

(ii) such market stand-off time period shall not exceed 180 days.

In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Investors (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Notwithstanding the foregoing, the obligations described in this Section 2.11 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or to a registration relating solely to a Commission Rule 145 transaction.

1.15 S-3 Registration Requirements. Notwithstanding anything else contained in this Agreement, the Company shall not become obligated to become subject to the Exchange Act and, the Investors acknowledge, until such time as the Company becomes subject to the Exchange Act, the Company will be legally precluded from registering securities under a Form S-3 and, accordingly, no provisions in this Agreement to the contrary shall be deemed to require the Company to undertake such a registration until the Company legally is qualified to do so.

RIGHT OF FIRST OFFER.

1.16 General. Each Major Investor (each such Major Investor hereinafter referred to as a "**Rights Holder**") has the right of first offer to purchase such Rights Holder's Pro Rata Share (as defined below) of all (or any part) of any "New Securities" (as defined in Section 3.2) that the Company may from time to time issue after the date of this Agreement. A Rights Holder's "**Pro Rata Share**" for purposes of this right of first offer is the ratio of (a) the number of Registrable Securities as to which such Rights Holder is the Holder (and/or is deemed to be the Holder under Section 2.1(d)) to (b) a number of shares of Common Stock equal to the sum of (i) the total number of shares of Common Stock then outstanding plus (ii) the total number of shares of Common Stock into which all then outstanding shares of Preferred Stock of the Company are then convertible plus (iii) the total number of shares of Common Stock issuable

upon the exercise of all then exercisable outstanding options to purchase shares of Common Stock pursuant to equity incentive plans approved by the Board or upon the conversion of other convertible securities.

1.17 New Securities. **"New Securities"** shall mean any Common Stock or preferred stock of the Company, whether now authorized or not, and rights, options or warrants to purchase such Common Stock or preferred stock, and securities of any type whatsoever, including notes or other debt instruments, that are, or may become, convertible or exchangeable into such Common Stock or preferred stock; provided, however, that the term "New Securities" does not include:

(i) shares of the Common Stock (and/or options or warrants therefor) issued or issuable to employees, officers, directors, contractors, advisors or consultants of the Company pursuant to stock options or other stock incentive agreements or plans approved by the Board;

(ii) any Common Stock or other securities issuable upon conversion of or with respect to any then outstanding shares of Preferred Stock, Common Stock or other securities, provided that either (A) the original issuance of the underlying Preferred Stock, Common Stock or other security was subject to or exempt from the right of first offer under this Section 3, or (B) the underlying Preferred Stock, Common Stock or other security was outstanding on the date of this Agreement;

(iii) any shares of the Company's Common Stock or preferred stock (or any other security of the Company) issued in connection with any stock split or stock dividend;

(iv) any securities issued pursuant to the acquisition of another corporation or entity by the Company by consolidation, merger, purchase of all or substantially all of the assets or other reorganization approved by the Board of Directors of the Company in which the Company acquires, in a single transaction or series of related transactions, all or substantially all of the assets of such other corporation or entity, 50% or more of the voting power of such other corporation or entity, or 50% or more of the equity ownership of such other entity; or

(v) shares of any capital stock (and/or options or warrants therefor) issued to parties providing the Company with equipment leases, real property leases, loans, credit lines, guaranties of indebtedness, cash price reductions or similar financing approved by the Board of Directors of the Company;

(vi) shares of any capital stock (or any other security of the Company) issued in connection with strategic transactions involving the Company and other entities, including (A) joint ventures, manufacturing, marketing or distribution arrangements or (B) technology transfer or development arrangements; provided that such strategic transactions and the issuance of shares therein, has been approved by the Board of Directors of the Company;

(vii) shares of Series CC Preferred Stock or Series BB Preferred Stock sold under the Stock Purchase Agreement; or

1.18 Procedures. If the Company proposes to undertake an issuance of New Securities, it shall give written notice to each Rights Holder of its intention to issue New Securities (the "**Notice**"), describing the type of New Securities and the price and the general terms upon which the Company proposes to issue such New Securities. Each Rights Holder shall have ten days from the date of mailing of any such Notice to agree in writing to purchase such Rights Holder's Pro Rata Share of such New Securities for the price and upon the general terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Rights Holder's Pro Rata Share). Notwithstanding the terms set forth in the Notice, each Rights Holder shall have the right to pay cash for New Securities offered in the Notice. If any Rights Holder fails to so agree in writing within such ten day period to purchase such Rights Holder's full Pro Rata Share of an offering of New Securities (a "**Nonpurchasing Holder**"), then such Nonpurchasing Holder shall forfeit the right hereunder to purchase that part of its Pro Rata Share of such New Securities that it did not so agree to purchase and the Company shall promptly give each Rights Holder (if any) who has timely agreed to purchase its full Pro Rata Share of such offering of New Securities (a "**Purchasing Holder**") written notice of the failure of any Nonpurchasing Holder to purchase such Nonpurchasing Rights Holder's full Pro Rata Share of such offering of New Securities (the "**Overallotment Notice**"). Each Purchasing Holder shall have a right of overallotment such that such Purchasing Holder may agree to purchase a portion of the Nonpurchasing Holder's unpurchased Pro Rata Share of such offering on a pro rata basis according to the relative Pro Rata Shares of the Purchasing Rights Holders at any time within five days after receiving the Overallotment Notice.

1.19 Failure to Exercise. If the Rights Holders fail to exercise in full the right of first offer within such ten plus five day period, then the Company shall have 60 days thereafter to sell the New Securities with respect to which the Rights Holders' rights of first offer hereunder were not exercised, at a price and upon general terms not materially more favorable to the purchasers thereof than specified in the Notice. If the Company has not issued and sold the New Securities within such 60 day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Rights Holders pursuant to this Section 3.

1.20 Termination. This right of first offer shall terminate (i) immediately before the closing of a Qualified IPO or (ii) upon (a) the acquisition of all or substantially all the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation or merger in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than 50% or more of the voting power of the corporation or other entity surviving such transaction.

COVENANTS OF THE COMPANY.

The Company hereby covenants and agrees, so long as any Holder owns any Registrable Securities as follows:

1.21 Insurance. The Company shall maintain in full force and effect fire and casualty insurance policies, with extended coverage, and in such amounts as are customary for similar businesses.

1.22 Key Person Life Insurance. The Company shall maintain from financially sound and reputable insurers term life insurance on the lives of certain key employees, in each case, in the amount of and in accordance with policies adopted unanimously by the Company's Board of Directors. The Company will cause to be maintained the term life insurance required by this Section 4.2 hereof, except as otherwise decided in accordance with policies adopted unanimously by the Company's Board of Directors. Such policies shall name the Company as loss payee and shall not be cancelable by the Company without prior unanimous approval of the Board of Directors.

1.23 Proprietary Information and Inventions Agreements. The Company hereby covenants that it shall require each new officer, employee and consultant of the Company to enter into and execute a Proprietary Information and Inventions Agreement in the standard form used by the Company.

1.24 Reserved.

1.25 Stock Vesting. Unless otherwise unanimously approved by the Board of Directors of the Company, all stock and stock equivalents issued after the Effective Date to employees, directors, consultants and other service providers will be subject to vesting restrictions at least as restrictive as the following: 25% to vest at the end of the first year following such issuance, with the remaining 75% to vest monthly over the next three years. The repurchase option shall provide that upon termination of the employment of the stockholder, with or without cause, the Company or its assignee (to the extent permissible under applicable securities law qualification) retains the option to repurchase at cost any unvested shares held by such stockholder.

1.26 Reimbursement of Outside Directors Expenses. The Company shall reimburse the reasonable expenses of the Directors elected by the holders of Preferred Stock for costs incurred in attending meetings of the Board of Directors.

ASSIGNMENT AND AMENDMENT.

1.27 Assignment. Notwithstanding anything herein to the contrary:

(a) Information and Inspection Rights. The rights of the Investors under Section 1.1 or 1.2 hereof may be assigned only to a party who acquires from the Investors (or the Investors' permitted assigns) at least that number of shares of Preferred Stock and/or an

equivalent number (on an as-converted basis) of shares of Conversion Stock described in Section 1.1 or 1.2 hereof, respectively.

(b) Registration Rights; Refusal Rights. The registration rights of a Holder under Section 2 hereof and the rights of first offer of a Rights Holder under Section 3 hereof may be assigned only to: (i) any direct or indirect partner or retired partner of any such Holder or Rights Holder that is a partnership; (ii) any member or former member of any holder which is a limited liability company; (iii) any family member or trust for the benefit of any Holder or Rights Holder who is an individual; (iv) any wholly owned subsidiary of such Holder; and (v) any transferee who acquires at least 500,000 shares of Registrable Securities; provided, however, that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; provided, further, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 5.

1.28 Amendment of Rights. Unless otherwise provided for herein, any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities. Notwithstanding the foregoing, any waiver or amendment of any term of this Agreement that is detrimental to a holder of Preferred Stock in a manner different than any other holder of Preferred Stock shall also require the written consent of such holder of Preferred Stock. Any amendment or waiver effected in accordance with this Section 5.2 shall be binding upon each Investor, Holder and Rights Holder, each permitted successor or assignee of each Investor, Holder or Rights Holder, and the Company.

GENERAL PROVISIONS.

1.29 Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or five days after deposit in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid, as follows:

(a) if to the Investors, at the addresses set forth on the signature pages hereto.

(b) if to the Company, at Xalted Networks, Inc., 4677 Old Ironsides Drive, #380, Santa Clara, CA 95054; with a copy to Wilson Sonsini Goodrich & Rosati, Attn: Raj S. Judge, 650 Page Mill Road, Palo Alto, CA 94304.

Any party hereto (and such party's permitted assigns) may by notice so given change its address for future notices hereunder by giving ten days' advance notice to all other parties. Notice shall

shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or Series of stock by such subdivision, combination or stock dividend.

1.39 Aggregation of Stock. All shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

1.40 Facsimile. This Agreement may be signed by facsimile.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

COMPANY:

XALTED NETWORKS, INC.

PRATAP S. KONDAMOORI
(Please print name or type name)

[signature]
(Signature)

CEO
(Title)

FOUNDERS:

[signature]
Pratap (Bob) Kondamoori

____
Tim Phillips

[Signature Page to the Amended And Restated Investors' Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

COMPANY:

XALTED NETWORKS, INC.

____
(Please print name or type name)

____
(Signature)

____
(Title)

FOUNDERS:

____
Pratap (Bob) Kondamoori

____
Tim Phillips

[Signature Page to the Amended And Restated Investors' Rights Agreement]

INVESTORS:

ALLIANCE VENTURES V, LP
By Alliance Venture Management, LLC

VR Ranganath
(Please print name or type name)

V. R. Ranganath
(Signature)

President
(Title, if applicable)

[Signature Page to the Amended and Restated Investors' Rights Agreement]

INVESTORS:

ALLIANCE VENTURES I, LP
By Alliance Venture Management, LLC

VR Ranganath
(Please print name or type name)

V. R [signature]
(Signature)

President
(Title, if applicable)

[Signature Page to the Amended and Restated Investors' Rights Agreement]

INVESTORS:

CHARTER VENTURES IV, L.P.
(Please print name or type name)

[signature]
(Signature)

(Title, if applicable)

[Signature Page to the Amended and Restated Investors' Rights Agreement]

INVESTORS:

CHARTER ENTREPRENEURS FUND III, L.P.
(Please print name or type name)

[signature]
(Signature)

____
(Title, if applicable)

[Signature Page to the Amended and Restated Investors' Rights Agreement]

INVESTORS:

CHARTER ADVISORS FUND IV, L.P.
(Please print name or type name)

[signature]
(Signature)

____
(Title, if applicable)

[Signature Page to the Amended and Restated Investors' Rights Agreement]

INVESTORS:

Empire Capital Partners.
(Please print name or type name)

[signature]
(Signature)

General Partner
(Title, if applicable)

[Signature Page to the Amended and Restated Investors' Rights Agreement]

INVESTORS:

GALAXY VENTURE PARTNERS II, LLC

VR Ranganath
(Please print name or type name)

V. R R
(Signature)

Managing Member
(Title, if applicable)

[Signature Page to the Amended and Restated Investors' Rights Agreement]

INVESTORS:
Glenbrook Capital, L.P.

Grover T. Wickersham

(Please print name or type name)

(Signature)

GP

(Title, if applicable)

INVESTORS:

Raj S. Judge

____
(Please print name or type name)

____
(Signature)

____
(Title, if applicable)

INVESTORS:

OXCAL VENTURE FUND LP
BY OXCAL VENTURE CORP
ITS GP BY ITS PRES.
STEFAN BIRNBAUM

(Please print name or type name)

(Signature)

(Title, if applicable)

[Signature Page to the Amended and Restated Investors' Rights Agreement]

INVESTORS:

Tim Phillips
(Please print name or type name)

Tim Phillips
(Signature)

(Title, if applicable)

INVESTORS:

SOLAR VENTURE PARTNERS, LP

VR Ranganath
(Please print name or type name)

V.R. R
(Signature)

General Partner
(Title, if applicable)

[Signature Page to the Amended and Restated Investors' Rights Agreement]

INVESTORS:

WS Investment Company, LLC (2004A)

____
(Please print name or type name)

____
(Signature)

Member
(Title, if applicable)

Exhibit A

1. BlueStream Ventures, L.P.
2. TI Venture III, L.P.
3. Granite Ventures, LLC
4. Alliance Ventures I, LP
5. Alliance Ventures V, LP
6. Empire Capital Partners
7. Charter Ventures IV, L.P.
8. Charter Entrepreneurs Fund IV, L.P.
9. Charter Advisors Fund, L.P.
10. Oxcal Venture Fund
11. Glenbrook Capital, L.P.
12. Solar Venture Partners, L.P.
13. Zodiac Venture Fund II, L.P.
14. Brobeck, Phleger & Harrison LLP
15. Satwik Fund I, LLC
16. Satwik Affiliates I, LLC
17. Todd U.S. Ventures LLC
18. Phillips and Associates
19. WS Investment Company, LLC (2004A)
20. Sanjeev Judge

AMENDED AND RESTATED
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

THIS AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT (the "**Agreement**") is made as of February 10, 2004, by and among Xalted Networks, Inc., a Delaware corporation (the "**Company**"), Tim Phillips and Pratap (Bob) Kondamoori (each, a "**Founder**" and, collectively, the "**Founders**") and the investors set forth on Exhibit A hereto (each, an "**Investor**" and, collectively, the "**Investors**").

WHEREAS, the Company, Founders, and certain of the Investors are parties to that certain Amended and Restated Right of First Refusal and Co-Sale Agreement, made as of May 17, 2002 (the "Prior Agreement");

WHEREAS, the parties desire to set forth certain rights related to the ownership and disposition of their shares of capital stock in the Company and intend that this Agreement shall supersede and replace the Prior Agreement;

WHEREAS, the Founders and the Investors wish to provide further inducement to certain of the Investors to purchase the Series BB Preferred Stock and Series CC Preferred Stock of the Company;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties agree as follows:

1. Definitions.

(a) "**Stock**" shall mean shares of the Company's Common Stock now owned or subsequently acquired by the Founders (except upon conversion of any Preferred Stock).

(b) "**Common Stock**" shall mean shares of the Company's outstanding common stock.

(c) "**Preferred Stock**" shall mean shares of the Company's outstanding Series AA Preferred Stock, Series BB Preferred Stock and Series CC Preferred Stock.

(d) "**Capital Stock**" shall mean (i) the Common Stock and (ii) shares of Common Stock issued or issuable upon conversion of the Preferred Stock.

(e) "**Owner**" shall include the Founders and any permitted transferees of the Stock pursuant to Section 2.1 hereof.

2. Right of First Refusal

2.1 Restriction on Transfer. The Founders shall not transfer, assign,

encumber or otherwise make the subject of disposition any Stock in contravention of Sections 2.3 and 3 of this Agreement. Such restrictions, however, shall not be applicable to: (i) any gratuitous transfer of the Stock to any spouse or member of a Founder's immediate family (including adopted children) or grandchildren, or to a custodian, trustee (including a trustee of a voting trust), executor or other fiduciary for the account of his spouse or members of his immediate family or grandchildren, or to a trust for himself, or a charitable remainder trust, provided and only if the Owner obtains the Company's prior written consent to such transfer; (ii) a transfer of title to the Stock effected pursuant to the Owner's will or the laws of intestate succession; (iii) a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by the Owner in connection with the acquisition of the Stock; (iv) up to a cumulative aggregate over the term of this Agreement of 3,750 shares of Common Stock per Founder (as adjusted for stock splits, recapitalizations and the like); or (v) the repurchase of unvested Stock under a Founder's restricted stock purchase agreement, provided that, in each case, each such transferee or assignee, prior to the completion of the sale, transfer or assignment shall have executed documents assuming the obligations of the Founder under this Agreement with respect to the transferred securities.

2.2 Transferee Obligations. Each person (other than the Company) to whom the Stock is transferred by means of one of the permitted transfers specified in Section 2.1 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the terms of this Agreement to the same extent such Stock would be so subject if retained by the Owner.

2.3 Grant. The Company is hereby granted the right of first refusal (the "**First Refusal Right**"), exercisable in connection with any proposed transfer of the Stock by any Owner. For purposes of this Section 2, the term "**transfer**" shall include any sale, assignment, pledge, encumbrance or other disposition for value of the Stock intended to be made by an Owner, but shall not include any of the permitted transfers under Section 2.1.

2.4 Notice of Intended Disposition. If an Owner desires to accept a bona fide offer from a third party (the "**Prospective Transferee**") for any or all of the Stock (the stock subject to such offer to be hereinafter called the "**Target Stock**"), the Owner shall promptly deliver to the Secretary of the Company written notice (the "**Disposition Notice**") of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror.

2.5 Exercise of Right. The Company (or its assignees) shall, for a period of thirty (30) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Stock specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by delivery of written notice (the "**Exercise Notice**") to the Owner prior to the expiration of the thirty (30) day exercise period. If such right is exercised with respect to all the Target Stock specified in the Disposition Notice, then the Company (or its assignees) shall effect the repurchase of the Target

Stock, including payment of the purchase price, not more than ten (10) business days after delivery of the Exercise Notice; and at such time the Owner shall deliver to the Company the certificates representing the Target Stock to be repurchased, each certificate to be properly endorsed for transfer.

2.6 Grant of Secondary Refusal Right. If the Company declines to exercise its First Refusal Right with respect to any Target Stock, it must so notify each Investor holding at least 2,000,000 shares of Capital Stock (a "**Major Investor**") in writing at least fifteen (15) days prior to the expiration of the Company's First Refusal Right with respect to any Target Stock, and then the Major Investors shall have the right, for a period of thirty (30) days after receipt of the Company's written notice that the Company has declined to exercise the First Refusal Right with respect to any such Target Stock, to purchase such unpurchased Target Stock at the same price and on the same terms that such Target Stock was offered to the Prospective Transferee(s) (the "**Secondary Refusal Right**"). Each Major Investor may exercise the Secondary Refusal Right and, thereby, purchase all or any portion of his or its Pro Rata Share (as defined below and with any reallotments as provided below) of the Target Stock, by notifying the Owner and the Company in writing, before expiration of the thirty (30) day period as to the number of such shares that he or it wishes to purchase. If any such Prospective Transferee has offered to pay for any Stock with property, services or any other non-cash consideration, then the Major Investor shall nevertheless have the right to pay for such Stock with cash in an amount equal to the fair market value of the non-cash consideration offered by the Prospective Transferee in question, where the fair market value of such non-cash consideration shall be conclusively determined in good faith by the Board of Directors. For the purposes of this Agreement, the term "**Pro Rata Share**" shall mean that number of shares of Common Stock equal to the product obtained by multiplying (i) the aggregate number of shares of Target Stock covered by the Disposition Notice by (ii) a fraction, the numerator of which is the number of shares of Capital Stock owned by the Major Investor at the time of the sale or transfer and the denominator of which is the total number of shares of Capital Stock owned by all Major Investors at the time of the sale or transfer. If any Major Investor fails to purchase such Major Investor's Pro Rata Share pursuant to this Section 2, the Founder shall give notice of such failure (the "**Overallotment Notice**") to each other Major Investor who is purchasing such Major Investor's Pro Rata Share of the Target Stock (the "**Purchasing Stockholders**"). Such Overallotment Notice may be made by telephone if confirmed in writing within two (2) days. The Purchasing Stockholders shall have a right of overallotment such that they shall have (4) four days from the date such Overallotment Notice was given to agree to buy their Pro Rata Share of the unsold portion of the Target Stock.

2.7 Non-Exercise of Right. If the Exercise Notice is not given to the Owner within thirty (30) days following the date of the Company's receipt of the Disposition Notice and the Major Investors decline to exercise the Secondary Refusal Right, the Owner shall have a period of sixty (60) days thereafter in which to sell or otherwise dispose of the Target Stock to the Prospective Transferee(s) identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favorable to such Prospective Transferee(s) than those specified in the Disposition Notice. If the Owner does not effect such sale or disposition of the Target Stock within the specified sixty (60) day period, the Company's First

Refusal Right and the Major Investors' Secondary Refusal Right shall continue to be applicable to any subsequent disposition of the Target Stock by the Owner until such right terminates in accordance with Section 5.4.

2.8 Partial Exercise of Right. If the Company (or its assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Stock specified in the Disposition Notice, the Owner shall:

(i) sell to the Company (or its assignees) the portion of the Stock that the Company (or its assignees) has elected to purchase, such sale to be effected in conformity with Section 2.5 of this Agreement, and

(ii) sell the remaining Stock to the Major Investors (if the Major Investors exercise their Secondary Refusal Right) or the Prospective Transferee(s) (if the Major Investors do not exercise their Secondary Refusal Right) identified in the Disposition Notice, but in full compliance with the requirements of Section 2.6 and Section 2.7.

2.9 Recapitalization. In the event of any stock dividend, stock split, recapitalization or other transaction affecting the Company's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property that is by reason of such transaction distributed with respect to the Stock shall be immediately subject to the Company's First Refusal Right and the Major Investors' Secondary Refusal Right hereunder.

2.10 Sales of Company Securities by Stockholders. Pursuant to the Company's Bylaws, the Company has a right of first refusal to purchase all (but not less than all) of the shares of common stock of the Company held by any of its stockholders (the "**Refusal Right Shares**") that any such stockholder may, from time to time, propose to sell, assign, pledge, or in any manner transfer, subject to certain exceptions provided in the Bylaws (the "**Bylaw Refusal Right**"). If the Company elects not to exercise its Bylaw Refusal Right, the Company shall assign its rights to each Investor with respect to such Investor's Pro Rata Share subject to the Bylaw Refusal Right. The Company shall promptly give each Investor written notice of such assignment, which notice shall set forth the number of Refusal Right Shares not purchased by the Company.

3. Sales by Founders.

(a) If a Founder proposes to sell any shares of Stock (i) as to which the Company either waived or to the extent the Company did not exercise its First Refusal Right with respect to such shares and (ii) that have not been purchased by the Major Investors pursuant to the Secondary Refusal Right, then such Founder promptly shall give written notice (the "**Notice**") to the Company and the Major Investors at least ten (10) days prior to the closing of such proposed sale. The Notice shall describe in reasonable detail the proposed sale including, without limitation, the number of shares of Stock to be sold (the "**Co-Sale Shares**"), the nature of such sale, the consideration to be paid, and the name of each prospective purchaser.

(b) The Major Investors shall have the right, exercisable by written notice to the Founder within ten (10) days after receipt of the Notice, to participate in such sale of Stock on the same terms and conditions and as set forth in subparagraph (c) below.

(c) Each Major Investor may sell all or any part of that number of shares equal to the product obtained by multiplying (i) the aggregate number of shares of Stock covered by the Notice by (ii) a fraction, the numerator of which is the number of shares of Capital Stock owned by such Major Investor at the time of the Notice and the denominator of which is the sum of (X) the number of shares of Stock owned by the Founder and (Y) the aggregate number of shares of Capital Stock owned by all Major Investors at the time of the Notice.

(d) The Major Investors shall effect their participation in the sale by promptly delivering to the Founder, for transfer to the prospective purchaser, one or more certificates, properly endorsed for transfer, that represent:

(i) the number of shares of Common Stock that the Major Investor elects to sell; or

(ii) that number of shares of Preferred Stock that is at such time convertible into the number of shares of Common Stock that the Major Investor elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, the Major Investor shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in Section 3(d)(i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

(e) If any Major Investor fails to elect to fully participate in such Founder's sale pursuant to this Section 3, the Founder shall give notice of such failure to the Major Investors who did so elect (the "**Participants**"). Such notice may be made by telephone if confirmed in writing within two (2) days. The Participants shall have two (2) days from the date such notice was given to agree to sell their pro rata share of the unsold portion. For purposes of this paragraph, a Participant's pro rata share of the unsold portion shall be equal to the product obtained by multiplying (i) the number of shares in the unsold portion by (ii) a fraction, the numerator of which is the number of shares of Stock held by such Participant and the denominator of which is the total number of shares of Capital Stock held by the Participants and the Founder.

(f) The stock certificate or certificates that any Major Investor delivers to the Founder pursuant to Section 3(d) shall be transferred to the prospective purchaser in consummation of the sale of the Stock pursuant to the terms and conditions specified in the Notice, and the Founder shall concurrently therewith remit to the Major Investor that portion of the sale proceeds to which the Major Investor is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibit(s) such assignment or otherwise refuse(s) to purchase shares or other securities from a Major Investor exercising its right of co-sale hereunder, the Founder shall not sell to such prospective purchaser or purchasers any Stock unless and until, simultaneously with and on the same terms as such sale, the Founder shall purchase such shares or other securities from the Major Investor(s).

(g) The exercise or non-exercise of the right of the Major Investors hereunder to participate in one or more sales of Stock made by the Founder shall not adversely affect their right to participate in subsequent sales of Stock subject to paragraph 3(a).

(h) If none of the Major Investors elect to participate in the sale of the Co-Sale Shares subject to the Notice, the Founder may, not later than sixty (60) days following delivery to the Company and each of the Major Investors of the Notice, enter into an agreement providing for the closing of the transfer of the Co-Sale Shares covered by the Notice within thirty (30) days of such agreement on terms and conditions not more favorable to the transferor than those described in the Notice. Any proposed transfer on terms and conditions more favorable than those described in the Notice, as well as any subsequent proposed transfer of any of the Co-Sale Shares by the Founder, shall again be subject to the co-sale rights of the Major Investors and shall require compliance by the Founder with the procedures described in this Section 3.

4. Legend.

(a) Each certificate representing shares of Stock now or hereafter owned by the Founder or issued to any person in connection with a transfer pursuant to Section 2.1 hereof shall be endorsed with the following or comparable legend:

> THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND AMONG THE FOUNDER, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

(b) The Founder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 4(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

5. Miscellaneous.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

5.2 Amendment. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by the written consent of (i) the Company, (ii) a majority interest of the Investors and (iii) a majority interest of the Founders. Any amendment or waiver effected in accordance with clauses (i), (ii) and (iii) of this section shall be binding upon the Investors, their successors and assigns, the Company, and the Founders and their successors and assigns.

5.3 Assignment of Rights. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

5.4 Term. This Agreement shall terminate upon the earlier to occur of (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock of the Company at a per share price not less than $4.00 (as adjusted for stock splits, dividends and the like) and for a total offering with net proceeds of not less than $40,000,000 (after deduction of underwriters commissions and expenses) or (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity in any merger transaction or series of related merger transactions (including, without limitation, any reorganization or consolidation) that will result in the Company's stockholders immediately prior to such transaction holding (by virtue of such shares or securities issued solely with respect thereto) less than a majority of the voting power of the surviving or continuing entity; provided, however, that the rights of refusal and co-sale granted by the Founders to the Investors pursuant to this Agreement shall only expire pursuant to clause (ii) hereof if such sale of all or substantially all of the Company's assets or the acquisition of the Company by means of a merger or consolidation is to or by an entity whose capital stock is traded on a public market.

5.5 Ownership. Each Founder represents and warrants that such Founder is the sole legal and beneficial owner of the shares of stock subject to this Agreement and that no other person has any interest (other than a community property interest) in such shares.

5.6 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or five days after deposit in the United States mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified as set forth on the signature page hereof or at such other address as such party may designate by ten days' advance written notice to the other parties hereto.

5.7 Severability. If one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.8 Attorneys' Fees. If any dispute among the parties to this Agreement results in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, that shall include, without limitation, all fees, costs and expenses of appeals.

5.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.10 Aggregation of Stock. All shares of Capital Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.11 Entire Agreement. This Agreement constitutes the entire agreement among the parties relative to the specific subject matter hereof. Any previous agreement among the parties relative to the specific subject matter hereof is superceded by this Agreement.

5.12 Facsimile. This Agreement may be signed by facsimile.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

XALTED NETWORKS, INC.

PRATAP S. KONDAMOORI
(Please print name or type name)

[signature]
(Signature)

CEO.
(Title)

FOUNDERS:

____
Tim Phillips

Address: ______________________

____

[signature]
Pratap (Bob) Kondamoori

Address: 3844 Woodside Terrace
Fremont, CA 94539

[Signature Page to the Amended & Restated Right of First Refusal & Co-Sale Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

XALTED NETWORKS, INC.

____
(Please print name or type name)

____
(Signature)

____
(Title)

FOUNDERS:

Tim Phillips
Tim Phillips

Address: 3128 Charring Cross
Plano, TX 75025

____
Pratap (Bob) Kondamoori

Address: ______________________________

____

[Signature Page to the Amended & Restated Right of First Refusal & Co-Sale Agreement]

INVESTORS:

ALLIANCE VENTURES V, LP
By Alliance Venture Management, LLC

VR Ranganath
(Please print name or type name)

V. R. R-[illegible]
(Signature)

President
(Title, if applicable)

[Signature Page to the Amended & Restated Right of First Refusal & Co-Sale Agreement]

INVESTORS:

ALLIANCE VENTURES I, LP
By Alliance Venture Management, LLC

VR Ranganath
(Please print name or type name)

V. R. R[illegible]
(Signature)

President
(Title, if applicable)

[Signature Page to the Amended & Restated Right of First Refusal & Co-Sale Agreement]

C:\WINDOWS\Temporary Internet Files\OLK2302\PALIB2_2637446_5 (2).DOC

INVESTORS:

CHARTER VENTURES II, L.P.
(Please print name or type name)

(Signature)

(Title, if applicable)

[Signature Page to the Amended & Restated Right of First Refusal & Co-Sale Agreement]

INVESTORS:

CHARTER ENTREPRENEURS FUND IV, L.P.
(Please print name or type name)

[signature]
(Signature)

(Title, if applicable)

[Signature Page to the Amended & Restated Right of First Refusal & Co-Sale Agreement]

INVESTORS:

CHARTER ADVISORS FUND IV, L.P.
(Please print name or type name)

[signature]
(Signature)

(Title, if applicable)

[Signature Page to the Amended & Restated Right of First Refusal & Co-Sale Agreement]

INVESTORS:

Raj S. Judge

____
(Please print name or type name)

____
(Signature)

____
(Title, if applicable)

[Signature Page to the Amended & Restated Right of First Refusal and Co-Sale Agreement]

INVESTORS:

Empire Capital Partners
(Please print name or type name)

[signature]
(Signature)

General Partner
(Title, if applicable)

[Signature Page to the Amended & Restated Right of First Refusal & Co-Sale Agreement]

INVESTORS:

GALAXY VENTURE PARTNERS II, LLC

VR Ranganath
(Please print name or type name)

(Signature)

Managing Member
(Title, if applicable)

[Signature Page to the Amended & Restated Right of First Refusal & Co-Sale Agreement]

INVESTORS:
Glenbrook Capital, L.P.

Grover T. Wickersham
(Please print name or type name)

(Signature)

GP
(Title, if applicable)

[Signature Page to the Amended & Restated Right of First Refusal & Co-Sale Agreement]

INVESTORS:

OXCAL VENTURE FUND LP
BY OXCAL VENTURE CORP
ITS GP BY ITS PRES.
[illegible]

(Please print name or type name)

(Signature)

(Title, if applicable)

[Signature Page to the Amended & Restated Right of First Refusal & Co-Sale Agreement]

C:\NrPortbl\PALIB2\CXB\2617446_5.DOC

INVESTORS:

Tim Phillips
(Please print name or type name)

(Signature)

(Title, if applicable)

[Signature Page to the Amended & Restated Right of First Refusal & Co-Sale Agreement]

INVESTORS:

SOLAR VENTURE PARTNERS, LP

VR Ranganath
(Please print name or type name)

V. R. R.
(Signature)

General Partner
(Title, if applicable)

[Signature Page to the Amended & Restated Right of First Refusal & Co-Sale Agreement]

INVESTORS:

WS Investment Company, LLC (2004A)

____
(Please print name or type name)

____
(Signature)

Member
____
(Title, if applicable)

[Signature Page to the Amended & Restated Right of First Refusal and Co-Sale Agreement]

Exhibit A

1. BlueStream Ventures, L.P.
2. TI Venture III, L.P.
3. Granite Ventures, LLC
4. Alliance Ventures I, LP
5. Alliance Ventures V, LP
6. Empire Capital Partners
7. Charter Ventures IV, L.P.
8. Charter Entrepreneurs Fund IV, L.P.
9. Charter Advisors Fund, L.P.
10. Oxcal Venture Fund
11. Glenbrook Capital, L.P.
12. Solar Venture Partners, L.P.
13. Zodiac Venture Fund II, L.P.
14. Brobeck, Phleger & Harrison LLP
15. Satwik Fund I, LLC
16. Satwik Affiliates I, LLC
17. Todd U.S. Ventures LLC
18. Phillips and Associates
19. WS Investment Company, LLC (2004A)
20. Sanjeev Judge

CONSENT OF SPOUSE

I acknowledge that I have read the foregoing Amended and Restated Right of First Refusal and Co-Sale Agreement made as of February 10, 2004 (the "**Agreement**") and that I know its contents. I am aware that by its provisions if I and/or my spouse agree to sell all or part of the shares of Xalted Networks, Inc., a Delaware corporation, held of record by either or both of us, including my community interest in such shares, if any, a right of first refusal and a right of co-sale (as described in the Agreement) must be granted to the Investors (as defined in the Agreement). I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Agreement and that I will take no action at any time to hinder the operation of, or violate, the Agreement.

____

(signature)

Print Name: __________________________

Spouse of: ___________________________

Date: February 10, 2004